                                                                   EXHIBIT 10.24


                                                                  Execution copy







                                  VELOCOM INC.

                            SERIES C PREFERRED STOCK
                               PURCHASE AGREEMENT

                                TABLE OF CONTENTS


1. Agreement To Sell And Purchase..............................................1

    1.1 Authorization of Shares ...............................................1

    1.2 Sale and Purchase .....................................................1

2. Closing, Delivery And Payment...............................................1

    2.1 Closing ...............................................................1

    2.2 Certificates; Payment .................................................1

3. Representations, Warranties and Covenants Of The Company....................2

    3.1 Organization and Standing. ............................................2

    3.2 Capitalization of the Company .........................................2

    3.3 Authority .............................................................3

    3.4 Consents and Approvals ................................................4

    3.5 Compliance with Laws ..................................................4

    3.6 Trademarks, Patents, Trade Names, .....................................5

    3.7 Actions Pending .......................................................5

    3.8 Contracts .............................................................6

    3.9 Investments in United States Real Property Interests ..................6

    3.10 Unrelated Business Taxable Income ....................................6

    3.11 Not a Qualified Small Business .......................................7

    3.12 Ownership of Companies ...............................................7

    3.13 Capitalization of the Company's Subsidiaries .........................7

    3.14 Share Ownership ......................................................7

    3.15 Financial Statements .................................................7

    3.16 Material Changes .....................................................8


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


    3.17 Title ................................................................8

    3.18 Licenses .............................................................8

    3.19 Insurance ............................................................9

    3.20 Liabilities ..........................................................9

    3.21 Taxes ................................................................9

    3.22 Collective Bargaining Agreements, Employment Agreements and
         Employee Relations ..................................................10

    3.23 Employee Benefits ...................................................10

    3.24 Recordkeeping Compliance ............................................10

    3.25 Condition of the Companies; Operation of Business in the Ordinary
         Course ..............................................................11

    3.26 Broker's Fees. ......................................................11

    3.27 Foreign Corrupt Practices Act .......................................11

    3.28 Offering ............................................................11

    3.29 Spectrum Allocation .................................................11

    3.30 Disclosure ..........................................................12

    3.31 Interested Party Transactions .......................................13

    3.32 Investment Company Act ..............................................13

    3.33 Public Utility Holding Company Act ..................................13

    3.34 Corporate Records; Corporate Governance .............................13

    3.35 Registration Rights .................................................13

    3.36 Electronic Copies ...................................................13

4. Representations, Warranties and Covenants Of The Purchasers................14

    4.1 Requisite Power and Authority ........................................14

    4.2 Investment Representations ...........................................14

    4.3 Broker's Fees ........................................................15


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

    4.4 Access to Data Conduits ..............................................15

    4.5 Confidentiality ......................................................15

5. Conditions Precedent To Purchasers' Obligations............................16

    5.1 Conditions to Closing ................................................16

6. Use of Proceeds............................................................17

7. Miscellaneous..............................................................17

    7.1 Governing Law ........................................................17

    7.2 Survival .............................................................17

    7.3 Successors and Assigns ...............................................17

    7.4 Entire Agreement; Amendment and Waiver ...............................17

    7.5 Specific Enforcement .................................................18

    7.6 Severability .........................................................18

    7.7 Notices ..............................................................18

    7.8 Counterparts; Facsimile ..............................................18

    7.9 Future Financings; Purchaser Obligations .............................18

    7.10 Expenses ............................................................18

    7.11 Indemnification .....................................................19

    7.12 Survival ............................................................19

8. Certain Definitions........................................................20



EXHIBITS:
Exhibit A    Schedule of Purchasers
Exhibit B    Form of Third Amended and Restated Certificate of Incorporation
Exhibit C    Form of Second Amendment to Third Amended and Restated Investors
             Agreement
Exhibit D    Form of Legal Opinion

                                  VELOCOM INC.

                               SERIES C PREFERRED
                            STOCK PURCHASE AGREEMENT

         This Series C Preferred Stock Purchase Agreement (this "Agreement") is entered into as of April 12, 2000, by and among VELOCOM INC., a Delaware corporation (the "Company"), and each of those persons and entities, severally and not jointly, whose names are set forth on the Schedule of Purchasers attached hereto as Exhibit A (collectively the "Purchasers" and individually a "Purchaser").

         NOW, THEREFORE, in consideration of the mutual promises hereinafter set forth, the parties hereto agree as follows:

1.       AGREEMENT TO SELL AND PURCHASE

         1.1 Authorization of Shares. On or prior to the Closing Date (as defined in Section 2 below), the Company shall have authorized the sale and issuance to the Purchasers of the shares (the "Shares") of its Series C Preferred Stock, $.0001 par value per share (the "Series C Preferred") described in Section 2 below having the rights, preferences, privileges and restrictions set forth in the Third Amended and Restated Certificate of Incorporation, a copy of which is attached hereto as Exhibit B (the "Certificate of Incorporation").

         1.2 Sale and Purchase. Subject to the terms and conditions hereof, at the Closing (as defined in Section 2 below) the Company hereby agrees to issue and sell to each Purchaser and each Purchaser severally and not jointly agrees to purchase from the Company, the aggregate number of Shares set forth opposite such Purchaser's name on Exhibit A.

2.       CLOSING, DELIVERY AND PAYMENT

         2.1 Closing. Subject to satisfaction of the conditions to closing set forth in Section 5, the closing of the sale and purchase of the Shares under this Agreement (the "Closing") shall take place at 9:00 a.m. on April __, 2000, at the offices of Holland & Hart LLP, 555 Seventeenth Street, Suite 3200, Denver, CO 80202 or at such other time or place as the Company and the Purchasers may mutually agree (such date is hereinafter referred to as the "Closing Date"); provided, however, that the Company shall have the right to sell up to 150,000 additional shares of the Series C Preferred to Purchasers other than El Paso Energy Communications Company on the Closing Date by having such additional Purchasers execute counterpart signature pages to this Agreement and to the Investors Agreement and by updating Exhibit A hereto on or prior to the Closing Date.

         2.2 Certificates; Payment. On the Closing Date, the Company shall deliver to each Purchaser a certificate (or certificates in denominations reasonably designated by

Purchaser) representing all of the Shares purchased by such Purchaser at the Closing against payment of the purchase price therefor by certified check or wire transfer of immediately available funds.

3.       REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY

         Except for the representations and warranties of the Company set forth in Sections 3.3(a)(iv), 3.12, 3.13 and 3.14, all representations and warranties made by the Company pursuant to this Section 3 regarding the Brazilian Companies and the Acquired Subsidiaries shall be made to the knowledge of the Company. The Company hereby represents and warrants to each Purchaser as of the date hereof, as follows:

         3.1 Organization and Standing. Each of the Companies is duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation. Each of the Companies has all requisite corporate power and authority to own and operate its properties and assets and to carry on its businesses as presently conducted and as presently proposed to be conducted. Each of the Companies is qualified to do business in each jurisdiction where the failure to be so qualified would result in a material adverse effect on the business, operations, assets, prospects or condition (financial or otherwise) of any of the Companies (a "Material Adverse Effect"). The copies of the Company's and each of the Subsidiaries' charter documents and by-laws or other constituent documents which have been furnished to the Purchaser's special counsel reflect all amendments made thereto at any time prior to the date of this Agreement and are correct and complete.

         3.2 Capitalization of the Company.

               (a) The authorized capital stock of the Company, immediately prior to the Closing Date, shall consist of (A) one hundred twenty million four hundred twenty one thousand five hundred seventy seven (120,421,577) shares of Common Stock, of which (i) one hundred thirteen million nine hundred forty one thousand six hundred sixty seven (113,941,667) will be designated as Voting Common Stock, eleven million two hundred eighty three thousand eight hundred twenty six (11,283,826) of which will be issued and outstanding immediately prior to the Closing Date, and (ii) six million four hundred seventy nine thousand nine hundred ten (6,479,910) will be designated as Non-Voting Common Stock, none of which will be issued and outstanding immediately prior to the Closing Date, and (B) eighty nine million two hundred ninety six thousand five hundred seventy seven (89,296,577) shares of Preferred Stock, of which (i) thirty one million (31,000,000) will be designated as Series A Preferred Stock, thirty million seven hundred six thousand three hundred thirty three (30,706,333) of which will be issued and outstanding immediately prior to the Closing Date, (ii) forty two million six hundred sixty six thousand six hundred sixty seven (42,666,667) will be designated as Series B Preferred Stock, of which twenty million one hundred thirty six thousand four hundred eleven (20,136,411) will be issued and outstanding immediately prior to the Closing Date, and an additional twenty million three hundred ninety five thousand eight hundred thirty four (20,395,934) shares of which will have been committed to be sold by


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


the Company immediately prior to the Closing Date, (iii) six million four hundred seventy nine thousand nine hundred ten (6,479,910) will be designated as Series B-1 Preferred Stock, one million nine hundred sixty seven thousand seven hundred fifty four (1,967,754) of which will be issued and outstanding immediately prior to the Closing Date; and (iv) five million one hundred fifty thousand (5,150,000) will be designated as Series C Preferred Stock, none of which will be issued and outstanding immediately prior to the Closing Date. All issued and outstanding shares of the Company's Common Stock, Series A Preferred Stock, Series B Preferred Stock and Series B-1 Preferred Stock have been duly authorized, validly issued and are fully paid and non-assessable; and upon payment and delivery, all shares of the Company's Series C Preferred Stock will be duly authorized, validly issued and fully paid and non-assessable. Except for
(i) the six million two hundred thirty three thousand three hundred thirty three (6,233,333) options outstanding immediately prior to the Closing Date, (ii) the conversion privileges of the Series A Preferred Stock, Series B Preferred Stock, Series B-1 Preferred Stock and Series C Preferred Stock, (iii) the shares of Series B Preferred Stock to be purchased pursuant to the Series B Preferred Stock Purchase Agreement dated as of December 6, 1999 among the Company and the Purchasers listed on the Schedule of Purchasers attached thereto, as amended by Amendment No. 1 thereto, dated as of December 31, 1999, (iv) the shares of Series B Preferred Stock and Series B-1 Preferred Stock to be purchased pursuant to the Follow-On Series B/B-1 Preferred Stock Purchase Agreement dated as of December 20, 1999 among the Company and the Purchasers listed on the Schedule of Purchasers attached thereto, (v) the shares of Common Stock to be issued pursuant to the Warrant Agreement dated February 11, 2000 between the Company and Intel Corporation, and (vi) as contemplated by this Agreement, there will be no options, warrants or other rights to purchase from the Company any of its equity securities that are outstanding immediately prior to the Closing Date. The Company will not have in place any stock appreciation rights or phantom stock plans immediately prior to the Closing Date.

               (b) The Shares to be issued to the Purchasers hereunder will have the voting powers, dividend rights, liquidation rights, designations, preferences and relative participating, optional or other special rights and the qualifications, limitations and restrictions as are set forth in the Third Amended and Restated Certificate of Incorporation.

         3.3 Authority.

               (a) The Company has full power, right and authority to execute the Transaction Documents and to perform all of its obligations hereunder and thereunder. The execution and delivery of the Transaction Documents by the Company has been, and consummation by the Company of the transactions contemplated thereby has been, duly authorized by all necessary action of the Company and, as of the Closing Date, by the stockholders of the Company. The Transaction Documents have been duly and validly executed and delivered by the Company and constitute the legal, valid, binding and enforceable obligations of the Company subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other similar Laws affecting creditors' rights generally and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity). The execution, delivery and performance by the Company of the Transaction Documents and the consummation of the transactions contemplated thereby will not (i) conflict with or violate any Contracts or Permits to which any of the Companies is a party or bound and, in particular, will not cause prepayment of any banking or other indebtedness of any of the Companies and will not otherwise give any other Person the right to accelerate, renegotiate or terminate or receive any payment and will not constitute a default, event of default or an event which with the passage of time or lack of notice, or both, would constitute a default or event of default under such Contract, (ii) conflict with or violate any provision of any applicable Legal Requirement to which any of the Companies is subject, (iii) conflict with or violate any Judgment applicable to any of the Companies, or (iv) conflict with, or result in a breach or default under, any term or condition of the constituent documents of any of the Companies.

               (b) When issued in compliance with the provisions of this Agreement and paid for by each Purchaser, the Shares and the shares of Common Stock issuable upon conversion of the Shares (the "Conversion Shares"), will be validly issued, fully paid and nonassessable and will not have been issued in violation of any preemptive rights.

               (c) As of the Closing Date, the Shares and the Conversion Shares will be duly authorized and the Conversion Shares will be validly reserved for issuance.

         3.4 Consents and Approvals. Except as set forth on Schedule 3.4, no consent, license, approval, waiver, expiration of waiting period or authorization of, or registration or declaration with, any municipal, local, state, federal, domestic or foreign governmental authority, agency, bureau or commission, or any other Person (a "Consent"), is required to be obtained or made by any of the Companies, in connection with its execution, delivery, or performance of the Transaction Documents or enforceability of its respective obligations under the Transaction Documents or the transactions contemplated thereby.

         3.5 Compliance with Laws.

               (a) Except as set forth on Schedule 3.5(a), each of the Companies has been and is currently in compliance with all (i) Environmental Laws, (ii) applicable telecommunications Laws, and (iii) Legal Requirements, in each case, except as would not have a Material Adverse Effect. None of the Companies has received (A) any citation, notice of violations, complaint, consent order (or amendment to or modification of such order), compliance schedule or other similar enforcement order, or (B) any written notice in any form, including inspection reports, from any governmental entity or any other Person which in any case would indicate that there was not then or is not currently such compliance with all such Legal Requirements.

               (b) Schedule 3.5(b) sets forth an accurate and complete list of all material Permits which are used or held by each of the Companies in connection with the operation of its business. The Company represents that (i) all Permits of each of the Companies are in full force and effect, except as would not have a Material Adverse Effect, (ii) the Companies are in compliance with the terms and requirements of all Permits, except for any such noncompliance as would not have a Material Adverse Effect, (iii) any applications for renewal of any Permit due prior to the Closing have been, or will be, timely filed prior to the Closing, except as would not have a Material Adverse Effect, (iv) no proceeding or other legal action to modify, suspend, revoke, withdraw, terminate or otherwise limit any such Permit is pending or, to the knowledge of the Company, threatened, except for such proceedings or actions which would not have a Material Adverse Effect, and (v) each of the Companies has made all payments required to be made under all Permits, including, without limitation, in respect of any Licenses, except for payments the failure of which to make would not have a Material Adverse Effect.

         3.6 Trademarks, Patents, Trade Names.

               (a) Schedule 3.6 contains a listing of all patents, know-how, trademarks, trade names, service marks, service names, copyrights and other intellectual or proprietary property used in the conduct of each of the Companies' businesses (the "Patent and Trademark Rights"). Except as set forth on Schedule 3.6, none of the Companies has received any notice from any other Person challenging the right of any of them to use any such Patent and Trademark Rights owned or used by or licensed to each of the Companies. The Company has no knowledge that any Patent and Trademark Right is being infringed upon or appropriated by others, and none is subject to any outstanding Judgment affecting the scope of the free and unrestricted use by any of the Companies or is used contrary to the provisions of any licensing or other agreement. There are no geographic restrictions on the use by any of the Companies of the Patent and Trademark Rights, except as would not have a Material Adverse Effect.

               (b) None of the Companies has entered into any agreement or arrangement for the provision or acquisition of any Patent and Trademark Rights.

         3.7 Actions Pending. There is no suit, action, claim, arbitration or similar proceeding or investigation pending or, to the Company's knowledge, threatened against any of the Companies (i) which, if adversely resolved, would be reasonably likely to have a Material Adverse Effect, (ii) with respect to which there is a reasonable likelihood of a determination which would prevent the Company from consummating the transactions contemplated by the Transaction Documents, or (iii) which seeks to enjoin or obtain damages in respect of the consummation of the transactions contemplated by the Transaction Documents. None of the Companies is a party to or is bound by any Judgment of any governmental authority, arbitrator or any other Person. None of the Companies has compromised, settled or lost any arbitration or judicial or administrative proceeding.

         3.8 Contracts.

               (a) Schedule 3.8 contains an accurate and complete list of all Contracts to which any of the Companies is a party or by which any of such Companies' assets or properties are bound or affected and which (i) involve the obligation (including contingent obligations) to pay by or to any of such Companies amounts in excess of US$100,000 in the aggregate in respect of the Company and the Subsidiaries and amounts in excess of US$1,000,000 in the aggregate in respect of the Brazilian Companies, (ii) are Contracts with any stockholder or member or any Affiliate of any stockholder or member, (iii) are Contracts with governmental entities, or (iv) were not entered into in the ordinary course of business of any of such Companies.

               (b) All Contracts are valid, binding and enforceable by each of the respective Companies in accordance with their respective terms and none of such Companies is in default under any of such Contracts nor is there any basis for any valid claim of default or violation under any Contract, except, in each case, as would not have a Material Adverse Effect. To the knowledge of the Company, no other party to any of such Contracts is in default in any material respect thereunder nor does there exist any event or condition, which upon the giving of notice or the lapse of time or both, would (i) constitute a default in any material respect or event of default thereunder or (ii) entitle any other party thereto to terminate such Contract.

               (c) None of the Companies is a party to any Contract containing an undertaking on its part not to compete in any business, industry or geographical area except as set forth in the Licenses.

         3.9 Investments in United States Real Property Interests. The Company's capital stock does not, and the Company shall use its reasonable commercial efforts to ensure that its capital stock will not, constitute a United States real property interest as that term is defined in Section 897(c)(1)(A)(ii) of the Internal Revenue Code of 1986, as amended (the "Code"). The preceding representation is based on a determination by the Company that the Company is not and has not been a United States real property holding corporation (as that term is defined in Section 897(c)(2) of the Code) ("USRPHC") during the five (5) year period preceding the date of this Agreement. From time to time, upon the request of any Purchaser, the Company shall make a determination as to its status as a USRPHC. If at any time in the future the Company should become a United States real property holding corporation, the Company shall, as promptly as possible, notify each Purchaser of such change in status.

         3.10 Unrelated Business Taxable Income. The Company shall use its reasonable commercial efforts to ensure that any gross income derived by a Purchaser from the Company shall be in the form of dividends, interest, capital gains and losses from the disposition of property, and rents and royalties, but only such rents and royalties as are excluded pursuant to Code Sections 512(b)(2) and 512(b)(3), respectively, in calculating unrelated business taxable income and only such dividends, interest, capital gains and losses, and rents and royalties that are not included under Section 512(b)(4) of the Code in calculating unrelated business taxable income.

         3.11 Not a Qualified Small Business. The Company does not qualify as a "Qualified Small Business" as defined in Section 1202(d) of the Code.

         3.12 Ownership of Companies. Schedule 3.12 sets forth the ownership structure of the Companies.

         3.13 Capitalization of the Company's Subsidiaries Schedule 3.13 sets forth the outstanding capital of each of the Companies (other than the Company), the number of their authorized and issued shares or equity interests and their nominal value. All of the shares or equity interests of the Companies (other than the Company) have been duly authorized, validly issued and are fully paid and non-assessable. The Companies (other than the Company) have no other shares or equity interests of any kind authorized or outstanding, no outstanding securities convertible into or exchangeable for or carrying the right to acquire any equity security of any of the Companies (other than the Company) and no outstanding options, warrants or other agreements or commitments under which any of the Companies (other than the Company) are obligated to issue any additional shares or equity interests. None of the shares of any of the Companies is subject to any Encumbrances except as set forth on Schedule 3.13, except that the shares of Vesper S.A. and Vesper Sao Paulo S.A. are pledged pursuant to the terms of the Vendor Financings, and except as contemplated or granted in the Transaction Documents.

         3.14 Share Ownership.

               (a) Schedule 3.14(a) sets forth the true and correct capitalization of the Company immediately prior to and immediately after the Closing Date.

               (b) Schedule 3.14(b) sets forth a true and complete list of (i) all stockholders agreements, investors agreements, limited liability company agreements or other agreements in respect of or relating to the equity interests in the Companies to which the Company or any of the Companies is a party, and
(ii) all Contracts relating to the purchase, sale, transfer or other disposition of any securities or equity interests of any of the Companies to which the Company or any of the Companies is a party.

         3.15 Financial Statements. The Company has delivered to each Purchaser
(x) the audited balance sheet and the related audited income statement and retained earnings statement for the year ended December 31, 1998 of the Company, and (y) unaudited balance sheet and the related unaudited income statement and retained earnings statement for the nine months ended September 30, 1999 of the Company, and for the year ended December 31, 1999 of Vesper Sao Paulo Holding S.A, Vesper Holding S.A., Telelatina Management Company, Smartel S.A., Formus S.A. and Telelatina S.A. (the items referred to in (x) and (y) are referred to collectively as the "Financial Statements"). Except for certain provisions for deferred tax assets, which are currently under discussion, and as may be otherwise noted therein, the Financial Statements present fairly, in all material respects in accordance with generally accepted accounting principles then in effect, the financial position of each of the Companies as of the date set forth therein and the results of operations of each of such Companies for the periods set forth therein , except that the Financial Statements (i) do not have all footnotes required by generally accepted accounting principles and (ii) are subject to normal, year-end adjustments. As of the Closing Date, the Financial Statements constitute all of the financial statements prepared and available for any of the Companies for periods ending on or after the later of the date that each of the Companies was acquired or formed, or December 31, 1998.

         3.16 Material Changes. Except as set forth in the Financial Statements, since the date of the latest respective Financial Statements (i) there have been no changes in the business, operations, assets or liabilities of any of the respective Companies which, individually or in the aggregate, has had or would be reasonably likely to have, a Material Adverse Effect; (ii) none of such Companies has made or declared any dividend or declared, made or paid any other distribution in respect of its capital stock; (iii) none of such Companies has suffered any casualty which resulted in damage, destruction or loss (whether or not covered by insurance); and (iv) none of such Companies has suffered any strike or other work stoppage.

         3.17 Title.

               (a) Except for Encumbrances imposed in connection with the Vendor Financings, each of the Companies has (i) with respect to real property which is leased and used by it in its business, valid and subsisting leasehold interests and (ii) with respect to the owned or leased personal property and assets used by it in its business, good title or valid leasehold interests, in each instance, free and clear of any Encumbrances, except Permitted Encumbrances or any Encumbrances reflected on the Financial Statements.

               (b) The Company does not own any real property.

         3.18 Licenses.

               (a) Schedule 3.18 sets forth a complete list of all of the telecommunications licenses and concessions held by the Companies (the "Licenses"). Each of the Licenses listed in Schedule 3.18 was duly authorized, granted and delivered by the appropriate governmental entity or an instrumentality thereof to each of the Companies identified in Schedule 3.18 as holding such License and recorded with the appropriate government entity in accordance with all applicable Legal Requirements. Each of the Licenses is held by such of the Companies identified in Schedule 3.18 as holding such License, free and clear of any Encumbrance or other attachments and duties of any kind except as set forth in the relevant License. There are no restrictions or limitations on the use of the rights granted by the Licenses except for those expressly set forth in each of the Permits, Licenses and applicable Law.

               (b) Since the award of the Licenses, and except as disclosed on
Schedule 3.5(a) with respect to Interloop Colombia, (i) each of the Companies holding a License has complied with the terms and conditions of the License held by it and with the applicable telecommunications Laws (including any required build-out deadlines and notice or filing obligations) and has made all necessary payments required to be made thereunder, except where the failure to comply or to make such payments would not have a Material Adverse Effect, and (ii) none of the Licenses has been terminated, modified, suspended or revoked, and none of the transactions contemplated hereby will result or has resulted in the termination, modification, suspension or revocation of any License.

         3.19 Insurance. Each of the Companies has in place adequate and appropriate insurance policies, given its industry and its current stage of development. None of the Companies has been notified of any cancellation of or any refusal of any insurance coverage relating to its operations by any insurance carrier to which it has applied for insurance since its formation. Each of the Companies is in compliance in all material respects with such insurance policies and has paid all outstanding premiums when and as due. There is no pending claim under any insurance policy to which any of the Companies is an insured or beneficiary or any fact or circumstance reasonably likely to give rise to such a claim.

         3.20 Liabilities. Except as set forth in the Financial Statements, on
Schedule 3.20, or in the Licenses or Contracts, none of the Companies has incurred any outstanding material obligation, debt or liability, fixed or contingent ("Liabilities") to any Person.

         3.21 Taxes.

               (a) The Companies have filed all federal, state, departmental, municipal and foreign Tax returns required by law to be filed by them other than such filings, the failure of which to have been made, would not reasonably be likely to result in the imposition of significant penalties on any of the Companies. Except as set forth on the Financial Statements, and except for taxes the failure of which to pay would not reasonably be likely to result in the imposition of significant penalties on any of the Companies, each of the Companies has paid all such taxes that have already become due and payable. The provisions shown on the Financial Statements are adequate to reflect any material amount of unpaid Taxes of the Companies due or to become due with respect to fiscal periods ended on or before the date of the Financial Statements. As of the date hereof, there is no claim or assessment pending against the Company or any of the other Companies, based on a failure to pay Taxes and no basis exists for any such claim.

               (b) The Company is not aware of and, to the Company's knowledge, there are no circumstances which, either by passage of time or issuance of an assessment binding on any of the Companies to pay any Tax or contribution, may give rise to any type of dispute with any Tax authority in relation to any Tax obligation or liability.

         3.22 Collective Bargaining Agreements, Employment Agreements and Employee Relations.

               (a) Except as set forth on Schedule 3.22(a), none of the Companies has in effect any collective bargaining agreement or employment agreement which is not terminable at will in accordance with the laws of the jurisdictions in which it operates. Except as set forth on Schedule 3.22(a), there are no disputes currently subject to any grievance procedure, arbitration or litigation under such collective bargaining agreements or employment agreements nor is there any default under any such agreements, by any of the Companies or, to the knowledge of the Company, any other party thereto.

               (b) Schedule 3.22(b) sets forth all employees and directors of the Company and their remuneration rates, applicable benefits and the applicable term of their employment.

         3.23 Employee Benefits.

               (a) Except as set forth on Schedule 3.23, the Companies do not maintain or contribute to or have any liability with respect to (i) any incentive, bonus, commission or deferred compensation or severance or termination pay plan, agreement or arrangement for the benefit of employees employed by it or any director, (ii) any pension, profit-sharing, stock purchase, stock option, group life insurance, hospitalization insurance, disability, retirement or any other employee benefit plan, agreement or arrangement, for the benefit of employees employed by it or any director or
(iii) any fringe benefit plan, agreement or arrangement for the benefit of employees employed by it or any director (the items referred to in (i), (ii), and (iii) above are hereinafter referred to collectively as, the "Plans" and individually as a "Plan").

               (b) There are no scheduled or agreed-upon future increases of benefit levels for employees employed by any of the Companies, and no increases in benefits have (i) been proposed by any of the Companies for the benefit of its employees or any director, (ii) been made the subject of representation or similar communication by any of the Companies to their employees or directors or
(iii) to the knowledge of the Company, been requested or demanded by employees employed by any of the Companies under circumstances which make it reasonable to expect that such increase will be granted.

               (c) Each of the Companies has made all requisite pension and other governmental and/or social security contributions on its own behalf and on behalf of its employees and is in compliance in all material respects with all labor and social security obligations pursuant to the applicable Laws and Legal Requirements.

         3.24 Recordkeeping Compliance. Each of the Companies has maintained its books and records and accounts in accordance with all applicable Legal Requirements, and all corporate and other documents required to be submitted to relevant federal, state, departmental and municipal authorities by each of such Companies have been duly and punctually submitted and have been true and correct in all material respects.

         3.25 Condition of the Companies; Operation of Business in the Ordinary Course. All of the material equipment, buildings and other assets of each of the Companies used in connection with the operation of its businesses are in good, workmanlike condition and fit for use for their intended purposes, ordinary wear and tear excepted.

         3.26 Broker's Fees. The Company has not employed any broker, finder, consultant or intermediary in connection with the transactions contemplated by the Transaction Documents that would be entitled to a broker's, finder's or similar fee or commission in connection therewith.

         3.27 Foreign Corrupt Practices Act. The Company represents that (i) it has not taken any action which is or could be deemed to be a violation of the Foreign Corrupt Practices Act in respect of any of the Companies; (ii) it is not aware of any action or conduct which could be deemed to be a violation of the Foreign Corrupt Practices Act in respect of any of the Companies; and (iii) none of its managers, officers, directors, employees, stockholders, members, agents or representatives has offered, given, paid, authorized the payment of, or promised, directly or indirectly, any money, gift, promise or other thing of value to any Foreign Official (or to any other Person while knowing it will be offered, given or promised to a Foreign Official) for any purpose including, by way of example but not limitation, influencing any act or decision of such Person acting in their official capacity, inducing such Person to do or omit to do any action in violation of their lawful duty, inducing such Person to use their influence with the government of the Republic of Argentina, the Republic of Peru, the Republic of Colombia, the Republic of Venezuela, the Republic of Uruguay, the Republic of Chile, the Federative Republic of Brazil or any other government or any instrumentality thereof to affect or influence any act or decision of such government or instrumentality, in order to assist any of the Companies or their stockholders or members to obtain or retain business for or with, or in directing business to, any Person.

         3.28 Offering. Subject to the accuracy of the Purchasers' representations in Section 4 hereof, the offer, sale and issuance of the Shares and the Conversion Shares constitute transactions exempt from the registration requirements of Section 5 of the Securities Act of 1933, as amended (the "Securities Act") and state Blue Sky laws. The Company has not and will not take any actions that would cause the offer and sale of the Shares hereunder to be ineligible for such exemption or subject the same to the registration or qualification requirements of any securities or Blue Sky laws of any applicable jurisdiction. The offer of the Shares was made in accordance with, and in full compliance with, all applicable federal securities or state Blue Sky laws.

         3.29 Spectrum Allocation. The spectrum allocation held by or available for use in reserve by each of the Companies is reasonably sufficient to enable each of the Companies to satisfy its business plan as contained in the Confidential Offering

Memorandum dated as of July 1999, as supplemented by the October 1999 Supplemental Disclosure Statement, provided to the Purchasers, except where the failure to have such allocation will not have a Material Adverse Effect on any of the Companies; provided that in respect of the Brazilian Companies, in the event any such Brazilian Company needs additional spectrum to satisfy its current business plan objectives, the Company reasonably believes that such spectrum should be available from ANATEL so long as such Brazilian Company has complied with its existing license obligations. Vesper Sao Paulo S.A. and Vesper S.A. have the exclusive right to use the frequencies 1940-1950 Mhz (10 Mhz of which are in reserve) and 3425-3450, 3525-3550 Mhz (30 Mhz of which are in reserve) in the bands granted to them under their respective concessions in their respective service areas until December 31, 2001, subject to the terms of the concessions and for so long as such companies remain in compliance with the terms of their respective concessions. Vesper Sao Paulo S.A. and Vesper S.A. share the following frequencies with the incumbent service providers in their regions: 1910-1930 Mhz, 406-413 Mhz and 423-430 Mhz. The incumbent operators currently have the right to use the 1.9 Ghz frequencies that they share with Vesper S.A. and Vesper Sao Paulo S.A. for cities having populations of 50,000 or less. Commencing in February 2001, with respect to Vesper S.A., and May 2001, with respect to Vesper Sao Paulo S.A., these incumbent operators may continue to use the shared 1.9 Ghz frequencies provided that they reach a mutually agreeable use agreement with Vesper S.A. and Vesper Sao Paulo S.A. and ANATEL approves of such use agreement.

         3.30 Disclosure.

               (a) No representation or warranty by the Company in this Agreement or any other Transaction Document contains any untrue statement of a material fact or omits to state any material fact necessary, in light of the circumstances under which it was made, in order to make the statements herein or therein not misleading. Documents delivered or to be delivered to the Purchasers or their counsel pursuant to this Agreement and the other Transaction Documents are or will be true and complete copies in all material respects of what they purport to be.

               (b) The business and strategy of the Company described in the Confidential Offering Memorandum dated July 1999, as supplemented by the October 1999 Supplemental Disclosure Statement, is the business and strategy that the Company is pursuing as of the date hereof except for (i) the sale of the Company's assets in Peru and Colombia, (ii) the purchase of internet assets in Brazil, (iii) the creation of a data transport and data warehouse business in Brazil, (iv) a greater focus on the Mercosur countries and Mexico, and (v) the possible pursuit of the acquisition of cable assets in the Mercosur region. The financial projections in respect of Vesper Sao Paulo

S.A. and Vesper S.A. contained in the October 1999 Supplemental Disclosure Statement prepared by the Company and provided to El Paso Energy Communications Company ("El Paso") were prepared in good faith and were based upon reasonable assumptions. Each Purchaser acknowledges that Vesper Sao Paulo S.A. and Vesper S.A. are in the process of reexamining the operating and capital expenditures and capital requirements for their respective businesses and that the Advisory Committees of each of Vesper Sao Paulo S.A. and Vesper S.A. is considering the adoption of revisions to their respective business plans primarily to accelerate the development of its network and to implement a data transport business, but no Advisory Committee has yet approved such revisions to the business plans. Any such revision to the business plans would likely change the financial projections of Vesper Sao Paulo S.A. and/or Vesper S.A. The approval of the Board of Directors of the Company will be obtained before Vesper Sao Paulo S.A. or Vesper S.A. approves any material changes to their business plans.

      3.31 Interested Party Transactions. No officer, director, employee or five percent (5%) stockholder of the Company, nor any Affiliate of any such persons, is indebted or committed to make loans or extend or guarantee credit to the Company nor is the Company indebted or committed to make loans or extend or guarantee credit to any of them. Except pursuant to Vendor Financings, the Company is not a guarantor or indemnitor of any indebtedness of any other person, firm or corporation. Except as contemplated by this Agreement, or the schedules or exhibits attached hereto, no officer, director or employee of the Company, nor any of their affiliates, is now a party to any material contract with the Company. To the knowledge of the Company, no officer or key employee has any direct or indirect ownership interest in any firm or corporation with which the Company is affiliated or with which the Company has a business relationship, or any firm or corporation that competes with the Company (other than the foregoing persons or members of their immediate family owning less than 1% of the stock in publicly traded companies that may compete with the Company).

         3.32 Investment Company Act. The Company is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

         3.33 Public Utility Holding Company Act. The Company is not a "holding company" or a "subsidiary company" of a "holding company" or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company" as such terms are defined in the Public Utility Holding Company Act of 1935, as amended.

         3.34 Corporate Records; Corporate Governance. The minute books of the Company contain since the time of incorporation complete and accurate records in all of all meetings and other corporate actions of the stockholders and Board of Directors (and any committees thereof) of the Company.

         3.35 Registration Rights. Except as set forth in the Investors Agreement, the Company is not under any contractual obligation to register under the Securities Act any of its currently outstanding securities or any of its securities which may hereafter be issued.

         3.36 Electronic Copies. All documents listed on Schedule 3.8 and all Licenses listed on Schedule 3.18 which have been requested by El Paso or its counsel in connection with its due diligence review of the Companies and which have been transmitted to El Paso or its counsel in electronic form are final and complete copies of such agreements in all material respects, excluding exhibits, schedules and/or attachments to such agreements that were not so provided.

4.       REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE PURCHASERS

         Each Purchaser severally and not jointly hereby represents and warrants to the Company, as of the date hereof, as follows:

         4.1 Requisite Power and Authority. Such Purchaser has all necessary power and authority under all applicable provisions of law to execute and deliver this Agreement and to carry out its provisions. All actions on such Purchaser's part required for the lawful execution and delivery of this Agreement have been or will be effectively taken prior to the Closing.

         4.2 Investment Representations. Such Purchaser understands that none of the Shares or the Conversion Shares has been registered under the Securities Act. Such Purchaser also understands that the Shares are being offered and sold pursuant to an exemption from registration contained in the Securities Act based in part upon the Purchaser's representations contained in this Agreement.

               (a) Purchaser Bears Economic Risk. Such Purchaser has substantial experience in evaluating and investing in private placement transactions of securities in companies similar to the Company so that it is capable of evaluating the merits and risks of its investment in the Company and has the capacity to protect its own interests. Such Purchaser must bear the economic risk of this investment indefinitely unless the Shares and/or the Conversion Shares are registered pursuant to the Securities Act, or an exemption from registration is available. Such Purchaser understands that the Company has no present intention of registering the Shares and/or the Conversion Shares. Such Purchaser also understands that there is no assurance that any exemption from registration under the Securities Act will be available and that, even if available, such exemption may not allow such Purchaser to transfer all or any portion of the Shares and/or the Conversion Shares under the circumstances, in the amounts or at the times such Purchaser might propose.

               (b) Acquisition for Own Account. Such Purchaser is acquiring the Shares and/or the Conversion Shares for its own account for investment only, and not with a view towards their distribution in violation of applicable securities laws.

               (c) Purchaser Can Protect Its Interest. Such Purchaser represents that, by reason of its or of its management's business or financial experience, such Purchaser has the capacity to protect its own interests in connection with the transactions contemplated in this Agreement.

               (d) Accredited Investor. Such Purchaser represents that it is an accredited investor within the meaning of Regulation D under the Securities Act.

               (e) Company Information. Such Purchaser has had an opportunity to discuss the Company's business, management and financial affairs with directors, officers and management of the Company. Such Purchaser has also had the opportunity to ask questions of, and receive answers from, the Company and its management regarding the terms and conditions of this investment.

               (f) Rule 144. Such Purchaser acknowledges and agrees that the Shares and/or the Conversion Shares must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Such Purchaser has been advised or is aware of the provisions of Rule 144 promulgated under the Securities Act, which permits limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions, including, among other things: the availability of certain current public information about the Company, the resale occurring not less than one year after a party has purchased and paid for the security to be sold, the sale being through an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934, as amended) and the number of shares being sold during any three-month period not exceeding specified limitations.

         4.3 Broker's Fees. None of the Purchasers has employed any broker, finder, consultant or intermediary in connection with the transactions contemplated by the Transaction Documents that would be entitled to a broker's, finder's or similar fee or commission in connection therewith.

         4.4 Access to Data Conduits. El Paso agrees to negotiate in good faith with the Company regarding the terms and conditions of an agreement pursuant to which, when executed, El Paso will grant to the Company or the Company's Affiliates the right to use, on commercial terms and conditions, for data transmission activities those portions of the fiber optic or communications network maintained or to be maintained by El Paso and its subsidiaries necessary or appropriate to transmit data to or from the countries of Argentina, Bolivia, Brazil, Chile, Paraguay and Uruguay (the "El Paso Network"). The terms on which such access may be provided, if any, shall be such as are set forth in a definitive agreement to be executed by such parties, and no such right of access or use shall be deemed to exist by virtue of this Agreement.

         4.5 Confidentiality.

               (a) Disclosure of Terms. The Purchasers acknowledge that the terms and conditions (collectively, the "Financing Terms") of this Agreement, the Third Amended and Restated Investors Rights Agreement dated as of January 7, 2000, as amended by the First Amendment thereto dated as of February 11, 2000 and the Second Amendment thereto dated as of the Closing Date, (the "Investors Agreement"), and all exhibits and amendments to such agreements (collectively, the "Financing Agreements"), including their existence, shall be considered confidential information and shall not be (i) disclosed by the Purchasers, or any of their respective affiliates, directors, officers, employees, advisors or agents (the "Purchasers' Representatives") to any third party, or (ii) used by the Purchasers or any of the Purchasers' Representatives for any purpose other than the transactions contemplated by the Financing Agreements; provided, however, that it shall not be a violation of this Section 4.5 if (i) such disclosure by any Purchaser is, in such Purchaser's opinion, required by law, rule or regulation, or (ii) the Financing Terms and/or Financing Agreements have already been made public (unless made public by or with the assistance of any Purchaser or any Purchaser's Representative in violation of this Agreement).

               (b) Press Releases. No announcement regarding the Financing Terms or the Financing Agreements, including their existence, shall be made by the Purchasers or the Company in a press release, conference, advertisement, announcement, professional or trade publication, mass marketing materials or otherwise to the general public without the prior written consent of the Company or Purchasers holding a majority of the Shares, as applicable.

5.       CONDITIONS PRECEDENT TO PURCHASERS' OBLIGATIONS

         5.1 Conditions to Closing. The obligation of each Purchaser to purchase and pay for the Shares to be delivered to it at the Closing shall be subject to the satisfaction of the following conditions as of the Closing Date:

                    (A) Concurrent with the Closing, the Company, the Purchaser and the required number of other signatories to the Third Amended and Restated Investors Agreement shall have entered into the Second Amendment to the Third Amended and Restated Investors Agreement in the form attached hereto as Exhibit C;

                    (B) Each Purchaser shall have received from Holland & Hart LLP, counsel for the Company, an opinion in substantially the form attached hereto as Exhibit D, dated as of the Closing Date;

                    (C) The Company's stockholders shall have approved the Third Amended and Restated Certificate of Incorporation, a copy of which is included in Exhibit B attached hereto (the "Certificate of Incorporation") and shall have waived any preemptive rights they may have;

                    (D) The Company shall have filed the Certificate of Incorporation with the Delaware Secretary of State;

                    (E) Any applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), with respect to El Paso's acquisition of Shares in the Closing shall have expired or otherwise been terminated;

                    (F) The Company shall provide a secretary's or officer's certificate regarding (i) the accuracy of the representations and warranties of the Company contained in this Agreement as of the Closing Date, (ii) the satisfaction or fulfillment of all conditions to the Closing, and (iii) the certification of all resolutions adopted by the Company's Board of Directors, or any committee thereof, and stockholders in connection with the sale of the Shares or the transactions contemplated by the Transaction Documents, which resolutions will be attached to such certificate; and

                    (G) All representations and warranties contained in Section 3 hereof shall be true as of the Closing Date.

6.       USE OF PROCEEDS

         The Company shall use the proceeds from the sale of the Shares to finance its commitments to the Brazilian Companies pursuant to the Amended and Restated Vesper Shareholder Agreements dated as of December 23, 1999 among Qualcomm do Brasil S.A., Bell Canada International, VeloCom Cayman Brasil Holdings and Vesper Holding S.A., and as of December 23, 1999 among Qualcomm do Brasil S.A., Bell Canada International (Vesper S.P.) Limited, VeloCom Cayman Brasil Holdings and Vesper Sao Paulo Holding S.A., and the Subsidiaries, to fund general corporate purposes including development activities, and to cover fees and expenses related to the sale of the Shares.

7.       MISCELLANEOUS

         7.1 Governing Law. This Agreement shall be governed in all respects by the laws of the State of Colorado as such laws are applied to agreements between Colorado residents entered into and performed entirely in Colorado, except that the General Corporation Law of the State of Delaware shall govern as to matters of corporate law.

         7.2 Survival. The representations, warranties, covenants and agreements made herein shall survive any investigation made by any Purchaser and the closing of the transactions contemplated hereby. All statements as to factual matters contained in any certificate or other instrument delivered by or on behalf of the Company pursuant hereto in connection with the transactions contemplated hereby shall be deemed to be representations and warranties by the Company hereunder solely as of the date of such certificate or instrument.

         7.3 Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

         7.4 Entire Agreement; Amendment and Waiver. This Agreement, the Exhibits, Schedules and the other documents expressly delivered pursuant hereto, including the Investors Agreement, supersede any other agreement, whether written or oral, that may have been made or entered into by the parties hereto relating to the matters contemplated hereby and constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof, and no party shall be liable or bound to any other in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein and therein. Neither this

Agreement nor any term hereof may be amended, waived, discharged or terminated except by a written instrument signed by the Company and the holders of a majority of the Shares held by the Purchasers, and any such amendment, waiver, discharge or termination shall be binding on all Purchasers, except that if such amendment, waiver, discharge or termination creates an obligation by any Purchaser, or if it adversely affects a particular Purchaser in a manner different from the other Purchasers, the consent of the affected Purchaser shall be required.

         7.5 Specific Enforcement. Any Purchaser shall be entitled to specific enforcement of its rights under this Agreement. Each party acknowledges that money damages would be an inadequate remedy for its breach of this Agreement and consents to an action for specific performance or other injunctive relief in the event of any such breach.

         7.6 Termination. If any of the closing conditions contained in Section 5 hereof have not been satisfied or waived by June 30, 2000, then either party may terminate this Agreement by providing written notice to the other party of its intent to terminate under this paragraph.

         7.7 Severability. Unless otherwise expressly provided herein, a Purchaser's rights hereunder are several rights, not rights jointly held with any of the other Purchasers. In case any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         7.8 Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified; (ii) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient, if not, then on the next business day; (iii) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (iv) one (1) day after deposit with a nationally recognized overnight courier, special next day delivery, with verification of receipt. All communications shall be sent to the Company at 6400 South Fiddlers Green Circle, Suite 710, Englewood, CO 80111, Attention: General Counsel, with a copy to Holland & Hart LLP, 555 17th Street, Suite 3200, Denver, CO 80202, Attention: Mark D. Ebel, and to a Purchaser at the address set forth on Exhibit A attached hereto or at such other address as the Company or Purchaser may designate by ten (10) days advance written notice to the other parties hereto.

         7.9 Counterparts; Facsimile. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument. This Agreement may be executed and delivered by facsimile.

         7.10 Future Financings; Purchaser Obligations. Nothing contained in this Agreement or any Purchaser's prior dealings with the Company shall be deemed to constitute a commitment on the part of any Purchaser to participate in any future financings by the Company. In connection with any merger involving the Company, the indemnification obligations of each Purchaser (if any) shall be several and not joint, and shall in no event exceed the amount of consideration to be received by such Purchaser in the merger.

         7.11 Expenses. Each party hereto shall pay all fees and expenses incurred by such party in connection with the negotiation and preparation of the Transaction Documents and the consummation of the transactions contemplated therein.

         7.12 Indemnification.

               (a) Indemnification by the Company. The Company shall indemnify and hold each Purchaser harmless from and against any and all damages, losses, liabilities, actions, suits, proceedings (including any inquiry or investigation with respect thereto), claims, costs or expenses, including reasonable attorneys' fees (collectively, the "Damages"), resulting from, arising out of or in any way related to, any breach of a representation, warranty or covenant made by the Company pursuant to this Agreement.

               (b) Indemnification by the Purchasers. Each Purchaser shall, severally and not jointly, indemnify and hold the Company harmless from and against any and all Damages resulting from, arising out of or in any way related to, any breach of a representation, warranty or covenant made by such Purchaser pursuant to this Agreement.

               (c) Claims. Any party claiming a right to indemnification under this Section 7.12, respectively (an "Indemnified Party"), shall give prompt written notice to the other party (the "Indemnifying Party") of (i) the incurrence of Damages or (ii) the institution of any actions, suits, proceedings (including any inquiry or investigation with respect thereto), each in connection with which the Indemnified Party would be entitled to claim indemnification from the Indemnifying Party under this Section 7.12 (respectively, "Indemnifiable Claims"), which written notice shall set forth the nature of the Indemnifiable Claim, the factual basis therefor and shall reference this Section 7.12.

               (d) Third Party Claims. The respective obligations and liabilities of each of the Purchasers and the Company regarding any Indemnifiable Claims resulting from claims made by third parties ("Third Party Claims") shall be subject to the following terms and conditions: The Indemnified Party shall give the Indemnifying Party prompt written notice of any Third Party Claims. If the Indemnified Party fails to give such prompt notice to the Indemnifying Party, the Indemnified Party shall not forfeit its Third Party Claims except to the extent that the Indemnifying Party has been prejudiced thereby. Upon notice from the Indemnified Party, the Indemnifying Party may, but shall not be required to, assume the defense of any such Third Party Claim, including its compromise or settlement, and the Indemnifying Party shall pay all reasonable costs and expenses thereof and shall be fully responsible for the outcome thereof. The Indemnifying Party shall give notice to the Indemnified Party of its intention to assume the defense of any such Third Party Claims within ten (10) business days after the date of receipt of the Indemnified Party's notice in respect of such Third Party Claims. No compromise or settlement in respect of any Third Party Claims may be effected by the Indemnifying Party without the Indemnified Party's prior consent (which consent shall not be unreasonably withheld). The Indemnifying Party shall have no liability with respect to any compromise or settlement thereof effected without its prior consent (which consent shall not be unreasonably withheld). The Indemnifying Party shall not consent to, and the Indemnified Party shall not be required to consent to, any settlement or entry of any judgment that does not include as an unconditional term thereof the giving by claimant or plaintiff to the Indemnified Party of a release, in form and substance satisfactory to the Indemnified Party or Parties, from all liabilities in respect of such claim, litigation or proceeding. If an Indemnifying Party does not, within ten (10) business days after the Indemnified Party's notice is given, give notice to the Indemnified Party of its assumption of the defense of the Third Party Claims, the Indemnifying Party shall be deemed to have waived its rights to control the defense thereof; provided, that the Indemnifying Party shall be entitled to participate, at its own cost and expense, in the defense of such Third Party Claims and the Indemnified Party shall fully cooperate with the Indemnifying Party in respect of the defense of such Third Party Claims. In the event that the Indemnifying Party assumes the defense of any Third Party Claims, it shall not be responsible or liable for any further costs or expenses of legal counsel incurred by the Indemnified Party in connection with the defense thereof unless agreed to in advance by such Indemnifying Party. If the Indemnified Party assumes the defense of any Third Party Claim in accordance with this Section 7.12, the Indemnifying Party shall pay all reasonable costs and expenses of such defense.

         7.13 Survival. All representations and warranties contained in this Agreement or certificate delivered in connection herewith shall survive for the time period commensurate with the applicable statute of limitations.

8.       CERTAIN DEFINITIONS.

         "Acquired Subsidiaries" means Smartel S.A., PCN Investments S.A., Interloop Americas Inc., Telelatina S.A., Formus S.A., Telelatina Management Company, Formus Communications Latin America LLC, Formus Communications Argentina LLC, Formus Communications Bolivia LLC, Formus Communications Colombia LLC, Formus Communications Peru LLC, Formus Communications Venezuela LLC, Formus S.A., Formus Bolivia S.A., Formus Comunicaciones de Chile Limitada, Formus Colombia S.A. E.S.P., Formus Peru S.A. and Telecomunicaciones Interactivas de Venezuela C.A.

         "Affiliate" shall mean, with respect to any Person, any other Person directly or indirectly controlling, controlled by or under common control with, such Person; for purposes of this definition, "control" shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of an entity, whether through the ownership of voting securities, by contract or otherwise.

         "Brazilian Companies" shall mean Vesper S.A., Vesper Holding S.A., Vesper Sao Paulo Holding S.A., Vesper Sao Paulo S.A., Vesper Sao Paulo Cayman Ltd., Vesper

Cayman Ltd., BR Homeshopping Internet, S.A., BV Interativa Ltda., BV Interativa Holdings, each of which is a sociedade anonima formed under the Laws of the Federative Republic of Brazil.

         "Companies" shall mean the Company, the Brazilian Companies and the Subsidiaries (including the Acquired Subsidiaries).

         "Contracts" shall mean any and all written contracts, agreements, obligations, franchises, warranties, guaranties, undertakings, commitments, understandings, arrangements, leases, licenses, registrations, easements, rights-of-way, mortgages, bonds, notes and other instruments and obligations and interests therein or rights thereunder, excluding any Permits, in each case which are material to the business of any of the Companies, as the case may be.

         "Encumbrances" shall mean any mortgage, imperfection of title, lien, pledge, option, security interest, claim, charge or other encumbrance of any kind whatsoever.

         "Environmental Laws" shall mean any Laws or Legal Requirements relating to human health and safety, pollution, protection or cleanup of the environment (including, but not limited to, ambient air, surface water, groundwater, land surface or subsurface strata and flora or fauna) and such other Laws or Legal Requirements relating to the release, containment, removal, remediation, response, cleanup or abatement of any sort of chemical or hazardous substance.

         "Foreign Corrupt Practices Act" shall mean the Foreign Corrupt Practices Act of the United States of America (15 U.S.C.A. Section 78dd) and any successor statute or legislation.

         "Foreign Official" means (i) an officer or employee of any government other than the U.S. including but not limited to the Republic of Argentina, the Republic of Peru, the Republic of Colombia, the Republic of Venezuela, the Republic of Uruguay, the Republic of Chile or the Federative Republic of Brazil or any political subdivision, department, agency or instrumentality thereof;
(ii) a Person acting in an official capacity for or on behalf of any such government or department, agency or instrumentality; (iii) a member or official of a political party in any country other than the U.S. including but not limited to the Republic of Argentina, the Republic of Peru, the Republic of Colombia, the Republic of Venezuela, the Republic of Uruguay, the Republic of Chile or the Federative Republic of Brazil; (iv) a candidate for political office in any country other than the U.S. including but not limited to the Republic of Argentina, the Republic of Peru, the Republic of Colombia, the Republic of Venezuela, the Republic of Uruguay, the Republic of Chile or the Federative Republic of Brazil or (v) any other meanings or interpretations given to the term under the Foreign Corrupt Practices Act as it applies to any of the Companies.

         "Investors Agreement" shall mean the Third Amended and Restated Investors Agreement dated as of January 7, 2000, among the Company, the Purchasers and certain other stockholders of the Company, as amended by the First Amendment thereto dated as of February 11, 2000, and the Second Amendment thereto dated as of the Closing Date, a copy of which is attached hereto as Exhibit C.

         "Judgments" shall mean any and all judgments, orders, directives, rulings, decisions, injunctions, decrees or awards of any federal, state, municipal, departmental or foreign court, arbitrator or administrative or governmental authority, bureau or agency.

         "Laws" shall mean all laws (whether statutory or otherwise), rules and regulations of all governmental, judicial, legislative, executive, administrative or regulatory authorities (federal, state, municipal, departmental, foreign or otherwise).

         "Legal Requirements" shall mean any and all applicable (i) Permits,
(ii) Laws, (iii) Judgments, and (iv) contracts with any federal, state, municipal or departmental or foreign court, arbitrator or administrative or governmental authority, bureau or agency relating to compliance with matters described in (ii) and (iii) above.

         "Liabilities" shall have the meaning set forth in Section 3.20 of this Agreement.

         "Licenses" shall have the meaning set forth in Section 3.18 of this Agreement.

         "Material Adverse Effect" shall have the meaning set forth in Section
3.1 of this Agreement.

         "Permits" shall mean any and all permits, authorizations, approvals, registrations, waivers, variances and licenses (i) under any (x) Laws or (y) Judgments with any federal, state, municipal or departmental court, arbitrator or administrative or governmental authority, bureau or agency relating to compliance with the matters described in (x) above or (ii) granted by any federal, state, municipal or departmental administrative or governmental authority, bureau or agency (whether domestic or foreign).

         "Permitted Encumbrances" shall mean undetermined or inchoate liens arising or potentially arising under statutory provisions which have not at the time been filed and of which written notice has not been served pursuant to Laws or which relate to obligations not overdue or delinquent, minor imperfections in title, if any, not material in nature and which, individually and in the aggregate, do not and will not materially interfere with or affect the conduct of any of the Companies' businesses.

         "Person" shall mean any individual, partnership, joint venture, firm, corporation, limited liability company, association, trust or other similar entity or any government or political subdivision or any agency, department or instrumentality thereof.

         "Subsidiaries" or "Subsidiary" shall mean any subsidiary of the Company over which the Company exercises control. For purposes of this definition, "control" shall mean the direct or indirect ownership by the Company of 50% or more of the voting securities of such subsidiary.

         "Tax" and "Taxes" shall mean (i) all taxes, assessments, levies, imports, duties, license fees, registration fees or other similar governmental charges including, without limitation, income taxes, franchise taxes, transfer taxes or fees, value added taxes, sales taxes, excise taxes, ad valorem taxes, withholding taxes, minimum taxes and social security or other employee-related taxes and (ii) any interest, penalties or additions to tax imposed on a tax described in clause (i) hereof imposed by any federal, state, municipal, departmental or foreign governmental agency or political subdivision.

         "Transaction Documents" shall mean this Agreement, the Third Amended and Restated Investors Agreement, including the First and Second Amendments thereto, and the Third Amended and Restated Certificate of Incorporation, each as amended up to the Closing Date.

         "Vendor Financings" shall mean the transactions contemplated by (i) the Common Terms Agreement dated December 13, 1999 among Vesper S.A., Vesper Holding S.A., ABN Amro, Harris Corporation, and LaSalle Bank National Association, (ii) the Lucent Credit Agreement dated December 27, 1999 between Vesper Holding Sao Paulo S.A., Vesper Sao Paulo S.A., Vesper Sao Paulo Cayman, Societe Generale, New York branch, and the lenders party thereto, (iii) the Common Agreement dated December 27, 1999 between Vesper Holding Sao Paulo S.A., Vesper Sao Paulo S.A., Vesper Sao Paulo Cayman, Citibank N.A., Banco Citibank S.A., and administrative agents party thereto, and (iv) the three Secured Note Purchase Agreements each dated December 13, 1999, between (A) Vesper S.A., ABN Amro, Qualcomm Incorporated and Telefonaktiebolaget LM Ericsson, (B) Vesper S.A., Harris Corporation and LaSalle Bank National Association, and (C) Vesper S.A., Nortel Networks Corporation, ABN Amro and LaSalle Bank National Association, and all documents or agreements executed in connection with any of the above.

         IN WITNESS WHEREOF, the parties hereto have executed this Series C Preferred Stock Purchase Agreement as of the date set forth in the first paragraph hereof.


                                    COMPANY:

                                    VELOCOM INC.


                                    By:
                                       -----------------------------------------
                                    Name:  Michael S. Quinn
                                    Title:  Chief Corporate Development Officer


                                    PURCHASERS:

                                    EL PASO ENERGY COMMUNICATIONS COMPANY


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------



                                    --------------------------------------------
                                    Billi R. McCullough



                                    --------------------------------------------
                                    Patti Reichman



                                    --------------------------------------------
                                    Anne Doris



                                    --------------------------------------------
                                    William Ricke



                                    --------------------------------------------
                                    Rafael Steinhauser

                                    --------------------------------------------
                                    Gilberto Geraldo Garbi



                                    --------------------------------------------
                                    Aleks Acimovic

                        SERIES C STOCK PURCHASE AGREEMENT

                                    EXHIBIT A

                             SCHEDULE OF PURCHASERS




                                             NUMBER OF
                                        SHARES OF SERIES C           AGGREGATE PURCHASE
NAME AND ADDRESS                          PREFERRED STOCK                   PRICE
----------------                        ------------------           ------------------

El Paso Energy Communications
Company
1001 Louisiana Street
P.O. Box 2511
Houston, TX 77002                            5,000,000                   $50,000,000

Billi R. McCullough                             11,000                   $   110,000

Patti Reichman                                   2,500                   $    25,000

Anne Doris                                       6,000                   $    60,000

William Ricke                                   20,000                   $   200,000

Rafael Steinhauser                              50,000                   $   500,000

Gilberto Geraldo Garbi                          10,000                   $   100,000

Aleks Acimovic                                  10,000                   $   100,000
                                           -----------                   -----------
TOTAL                                        5,109,500                   $51,095,000

                                                                       EXHIBIT B


               FORM OF THIRD AMENDED RESTATED INVESTORS AGREEMENT

                              FILED AS EXHIBIT 4.1

                                                                       EXHIBIT C



             FORM OF SECOND AMENDMENT TO THIRD AMENDED AND RESTATED
                              INVESTORS AGREEMENT

                              FILED AS EXHIBIT 4.1

                        SERIES C STOCK PURCHASE AGREEMENT

                                    EXHIBIT D

                              FORM OF LEGAL OPINION

                                                                       EXHIBIT D

                              FORM OF LEGAL OPINION

         We are of the opinion that:

         1. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware, with full corporate power and authority to own, lease and operate its properties and to conduct its business. The Company is qualified to do business and in good standing in each jurisdiction in the United States where the failure to be so qualified would result in a material adverse effect on the business, operations, assets, prospects or condition (financial or otherwise) of the Company (a "Material Adverse Effect").

         2. The authorized capital stock of the Company, as of the date hereof, prior to giving effect to the sale of the Series C Preferred Stock, consists of
(a) one hundred twenty million four hundred twenty-one thousand five hundred seventy-seven (120,421,577) shares of Common Stock, of which (i) one hundred thirteen million nine hundred forty-one thousand six hundred sixty seven (113,941,667) shares are designated as Voting Common Stock, eleven million two hundred eighty three thousand eight hundred twenty six (11,283,826) shares of which are issued and outstanding, and (ii) six million four hundred seventy-nine thousand nine hundred ten (6,479,910) shares are designated as Non-Voting Common Stock, none of which are issued and outstanding, and (b) eighty-nine million two hundred ninety-six thousand five hundred seventy-seven (89,296,577) shares of Preferred Stock, of which (i) thirty one million (31,000,000) shares are designated as Series A Preferred Stock, thirty million seven hundred six thousand three hundred thirty three (30,706,333) shares of which are issued and outstanding, (ii) forty two million six hundred sixty six thousand six hundred sixty seven (42,666,667) shares are designated as Series B Preferred Stock, of which twenty million one hundred thirty-six thousand four hundred eleven (20,136,411) shares are issued and outstanding, (iii) six million four hundred seventy-nine thousand nine hundred ten (6,479,910) shares are designated as Series B-1 Preferred Stock, one million nine hundred sixty seven thousand seven hundred fifty four (1,967,754) of which shares are issued and outstanding, and
(iv) five million one hundred fifty thousand (5,150,000) shares are designated as Series C Preferred Stock, none of which are issued and outstanding. To our knowledge, except for the six million two hundred ninety thirty three thousand three hundred thirty three (6,233,333) options outstanding; except for the conversion privileges of the Series A Preferred Stock, Series B Preferred Stock and Series B-1 Preferred Stock; except for the shares of Series B Preferred Stock to be purchased pursuant to the Series B Preferred Stock Purchase Agreement dated as of December 6, 1999 among the Company and the Purchasers listed on the Schedule of Purchasers attached thereto, as amended by Amendment No. 1 thereto, dated as of December 31, 1999; except for the shares of Series B Preferred Stock and Series B-1 Preferred Stock to be purchased pursuant to the Follow-On Series B/B-1 Preferred

Stock Purchase Agreement dated as of December 20, 1999 among the Company and the Purchasers listed on the Schedule of Purchasers attached thereto; except for the shares of Common Stock to be issued pursuant to the Warrant Agreement dated February 11, 2000 between the Company and Intel Corporation; and except as disclosed in the Agreements or the exhibits or schedules attached thereto, there are no options, warrants, conversion privileges, preemptive rights, rights of first refusal or other rights to purchase from the Company any of its equity securities that are outstanding.

         3. All the shares of capital stock of the Company outstanding prior to the Closing Date have been duly authorized, validly issued and are fully paid and nonassessable. The rights, preferences and privileges of the Series C Preferred Stock are as stated in the Certificate of Incorporation.

         4. To our knowledge, Schedule 3.12 to the Purchase Agreement sets forth the ownership structure of the Company, its Subsidiaries and the Brazilian Companies.

         5. The Company has the corporate power and authority to enter into the Agreements and to issue, sell and deliver to the Purchasers shares of the Series C Preferred Stock in accordance with the Purchase Agreement.

         6. Each of the Agreements has been duly authorized, validly executed and delivered by the Company and is a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as rights to indemnity under Section 2.5 of the Investors Agreement may be limited by applicable laws and public policy and except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, arrangement, moratorium or other similar laws affecting creditors' rights, and subject to general equity principles and to limitations on availability of equitable relief, including specific performance.

         7. The issuance, sale and delivery of the Series C Preferred Stock pursuant to the Purchase Agreement has been duly authorized by the Company and, upon delivery to the Purchasers against payment therefor in accordance with the Purchase Agreement and the terms of the Series C Preferred Stock, the shares of Series C Preferred Stock will be validly issued, fully paid and nonassessable.

         8. The shares of Common Stock to be issued upon conversion of the Series C Preferred Stock have been duly authorized and reserved for issuance by the Company and, when issued and delivered upon conversion of the Series C Preferred Stock in accordance with the Certificate of Incorporation, such shares of Common Stock will have been validly issued and will be fully paid and nonassessable.

         9. The execution of the Agreements by the Company, the compliance by the Company with the terms thereof, and the offer and sale of the Series C Preferred Stock pursuant to the Purchase Agreement (a) do not and will not violate any provision of the Company's Certificate of Incorporation or Bylaws, and (b) do not violate or contravene (i) the laws of the State of Colorado, the General Corporation Law of the State of Delaware or any Federal law of the United States of America applicable to the Company, (ii) any order, writ, judgment, injunction, decree, determination or award which has been entered against the Company and of which we have knowledge, the default, violation or contravention of which would materially and adversely affect the Company, its assets, financial condition or operations or (iii) any provision of the Series A Preferred Stock Purchase Agreement dated as of January 26, 1999 among the Company and the Purchasers on the Schedule of Purchasers attached thereto; the Second Series A Preferred Stock Purchase Agreement dated as of May 7, 1999 among the Company and the Purchasers on the Schedule of Purchasers attached thereto; the Series B Preferred Stock Purchase Agreement dated as of December 6, 1999 among the Company and the Purchasers listed on the Schedule of Purchasers attached thereto, as amended by Amendment No. 1 thereto, dated as of December 31, 1999; and the Follow-On Series B/B-1 Preferred Stock Purchase Agreement dated as of December 20, 1999 among the Company and the Purchasers listed on the Schedule of Purchasers attached thereto.

         10. All consents, approvals, authorizations or orders of, and filings, registrations, and qualifications with, any regulatory authority or governmental body in the United States required for the consummation by the Company of the transactions contemplated by the Purchase Agreement have been made or obtained, except for any filings required under federal or state securities laws not required to have been made as of the date hereof.

         11. To our knowledge, there is no suit, action, claim, arbitration or similar proceeding or investigation pending or threatened against the Company or against the Company's business or assets which, if adversely resolved, would, individually or in the aggregate, be reasonably likely to have a Material Adverse Effect.

         12. Subject to the accuracy of the Purchasers' representations in
Section 4 of the Purchase Agreement and assuming all required filings are made under federal and state securities laws, the offer, sale and issuance of the Series C Preferred Stock pursuant to the Purchase Agreement constitutes a transaction exempt from the registration requirements of Section 5 of the Securities Act of 1933, as amended (the "Securities Act") and from the securities registration requirements of the Colorado securities laws. In addition, subject to the accuracy of the Purchasers' representations in Section 4 of the Purchase Agreement, assuming such securities are not being exchanged in a case under title 11 of the United States Code, and assuming no commission or other remuneration is paid or given directly or indirectly for soliciting such exchange, the issuance of the Common Stock issuable upon conversion of the Series C Preferred Stock would also constitute a transaction exempt from the registration requirements of Section 5 of the Securities Act and from the securities registration requirements of the Colorado securities laws.

         13. The Company is not a "holding company" or an "affiliate" of a "holding company" or a "subsidiary company" of a "holding company" as each such term is defined in the Public Utility Holding Company Act of 1935, as amended.

                                                                  EXECUTION COPY





                                  SCHEDULES TO

               VELOCOM/SERIES C PREFERRED STOCK PURCHASE AGREEMENT

              KEY TO SCHEDULES TO SERIES C STOCK PURCHASE AGREEMENT

Argentina LLC                                           VeloCom Argentina Holdings LLC

Bell Canada                                             Bell Canada International

Bolivia LLC                                             VeloCom Bolivia Holdings LLC

Brasil Holdings                                         VeloCom Cayman Brasil Holdings (formerly WLL Cayman
                                                        S.P. Company)

BRHS                                                    BR Homeshopping Internet S.A.

BV Ltda                                                 BV Interativa Ltda.

Centennial                                              Centennial Fund V, Centennial Entrepreneurs Fund
                                                        and Centennial Holdings

Centennial Entrepreneurs Fund                           Centennial Entrepreneurs Fund V, L.P.

Centennial Fund V                                       Centennial Fund V, L.P.

Centennial Holdings                                     Centennial Holdings I, LLC

Chile Holdings                                          VeloCom Cayman Chile Holdings

Chile LLC                                               VeloCom Chile Holdings LLC

Colombia LLC                                            VeloCom Colombia Holdings LLC

Crescendo                                               Eagle Ventures, Crescendo World Fund and Crescendo
                                                        III

Crescendo III                                           Crescendo III, L.P.

Crescendo World Fund                                    Crescendo World Fund, LLC

Eagle Ventures                                          Eagle Ventures WF, LLC

Formus                                                  Formus Communications Inc.

Formus Bolivia                                          Formus Bolivia S.A.

Interativa                                              BV Interativa Holdings

Interloop BVI                                           Interloop Americas Inc.

Interloop Colombia                                      Interloop S.A. Nacional de Telecomunicaciones E.S.P.

PCN                                                     PCN Investment S.A.

Peru LLC                                                VeloCom Peru Holdings LLC

Qualcomm                                                QUALCOMM Incorporated

Qualcomm Brasil                                         QUALCOMM do Brasil S.A.

SLI                                                     SLI Wireless S.A.

Smartel                                                 Smartel S.A.

Taquari                                                 Taquari Participacoes S.A.

Telecom                                                 Telecom Partners II, L.P.

Telelatina                                              Telelatina S.A.

TMC                                                     Telelatina Management Company LLC

VeloCom                                                 VeloCom Inc. (also referred to as the "Company")

VeloCom Argentina                                       The surviving company of the merger of Smartel
                                                        S.A., Formus S.A. and Telelatina S.A.

VeloCom Brasil                                          VeloCom do Brasil Ltda. (formerly WLL Brasil
                                                        Holdings, Ltda.)

VeloCom Chile                                           Includes all of the VeloCom subsidiaries including
                                                        VeloCom Chile Ltda. and VeloCom Comunicaciones
                                                        Chile Ltda.

VeloCom Colombia                                        VeloCom Colombia S.A. E.S.P.

VeloCom LA                                              VeloCom Latin America Holdings

VeloCom Peru                                            VeloCom Peru S.A.

VeloCom Venezuela                                       VeloCom Venezuela C.A.

Venezuela LLC                                           VeloCom Venezuela Holdings LLC

Vesper                                                  Vesper S.A. (formerly Mirror S.A. and/or Canbra
                                                        Telefonica, S.A.)

Vesper Cayman                                           Vesper Cayman Ltd.

Vesper S.P.                                             Vesper Sao Paulo S.A. (formerly Megatel do Brasil
                                                        S.A.)

Vesper Sao Paulo Cayman                                 Vesper Sao Paulo Cayman Ltd.

Vesper Holding                                          Vesper Holding S.A. (formerly Mirror Holding S.A.
                                                        and/or Canbra Holding S.A.)

Vesper Sao Paulo Holding                                Vesper Sao Paulo Holding S.A. (formerly MegaTel
                                                        Holding S.A.)

                               INDEX OF SCHEDULES

3.4                   Consents and Approvals
3.5(a)                Compliance With Laws
3.5(b)                Material Permits
3.6                   Patent and Trademark Rights
3.8                   Contracts
3.12                  Subsidiaries
3.13                  Capitalization of Subsidiaries
3.14(a)               Share Ownership of Company
3.14(b)               Agreements Relating to Equity Interests in Companies
3.18                  Licenses
3.20                  Liabilities
3.22(a)               Collective Bargaining Agreements or Employment Agreements
                      Not Terminable at Will
3.22(b)               Employees and Directors of the Company
3.23                  Employee Benefit Plans
3.24                  Recordkeeping Compliance

                                  SCHEDULE 3.4

                             CONSENTS AND APPROVALS

VELOCOM

     1. Filing of Form D with the United States Securities and Exchange Commission and applicable state securities authorities will be required post-Closing.

     2. Approval of Hart-Scott-Rodino filing made by the Company and El Paso.

     3. Waiver of pre-emptive rights by the Company's stockholders which will be obtained prior to closing.

                                 SCHEDULE 3.5(a)

                              COMPLIANCE WITH LAWS


INTERLOOP COLOMBIA

         Interloop Colombia has not made certain payments in respect of its license obligations, the result of which could be a loss of this entity's license. In addition, the buildout requirements in respect of this license have not been fully complied with. Interloop Colombia has also not complied with all legal requirements relating to its financial statements.

                                 SCHEDULE 3.5(b)

                                MATERIAL PERMITS

BRHS

         BRHS was registered with Brazilian Federal tax authorities under registration No. 03.506.141/0001-79.

BV LTDA.

         BV Ltda. was registered with Brazilian Federal tax authorities under registration No.03.635.975/0001-84.

VESPER HOLDING

         Vesper Holding was registered with Brazilian Federal tax authorities under registration No. 02.763.387/0001-6.

VESPER SAO PAULO HOLDING

         Vesper Sao Paulo Holding was registered with Brazilian Federal tax authorities under registration No. 03.008. 468/0001-10.

VESPER

         1. Termo de Autorizacao do Servico Telefonico Fixo Comutado, Modalidade Local, Que Entre Si Celebram A Agencia Nacional de Telecomunicacoes - ANATEL e Vesper.

         2. Termo de Autorizacao do Servico Telefonico Fixo Comutado, Modalidade Longa Distancia Nacional de Ambito Intra-Regional, Que Entre Si Celebram A Agencia Nacional de Telecomunicacoes - ANATEL e Vesper.

         3. Vesper was registered with Brazilian Federal and State tax authorities under registrations No. 02.730.101/0001-4 and 85297791, respectively.

         4. License for Packet Switched Network Services issued by Anatel on September 23, 1999.

         5. License for Circuit Switched Network Services issued by Anatel on September 23, 1999.

         6. License for Dedicated Line Services issued by Anatel on September 23, 1999.

         7. License for Special Services of Audio and Video Signal Retransmission issued by Anatel on September 23, 1999.

         8. License for Network Transport issued by Anatel on September 23,
         1999.

VESPER S.P.

         1. Termo de Autorizacao do Servico Telefonico Fixo Comutado, Modalidade Local, Que Entre Si Celebram A Agencia Nacional de Telecomunicacoes - ANATEL e Vesper S.P.

         2. Termo de Autorizacao do Servico Telefonico Fixo Comutado, Modalidade Longa Distancia Nacional de Ambito Intra-Regional, Que Entre Si Celebram A Agencia Nacional de Telecomunicacoes - ANATEL e Vesper S.P.

         3. Vesper S.P. was registered with Brazilian Federal and State tax authorities under registrations No. 02.629.188/0001-6 and 115.322.817.110, respectively.

         4. License for Packet Switched Network Services issued by Anatel on September 23, 1999.

         5. License for Circuit Switched Network Services issued by Anatel on September 23, 1999.

         6. License for Dedicated Line Services issued by Anatel on September 23, 1999.

         7. License for Special Services of Audio and Video Signal issued by Anatel on September 23, 1999.

         8. License for Retransmission issued by Anatel on September 23, 1999.

         9. Liceneca para transporte de dados - ANATEL ("data transport license" under analysis regarding all possible applications)

VELOCOM ARGENTINA

         TELELATINA S.A.

         1. By Resolution 2617SC/97 issued by the Secretary of Communications on September 4, 1997, Telelatina was granted a license to provide Value Added Services, Data Transmission Services and Videoconferencing services nationwide.

         2. By Resolution 3064SC/97, issued by the Secretary of Communications on October 15, 1997, Telelatina was granted an authorization to use, the frequency bandwidth from 3,450 MHz to 3,475 MHz and from 3,550 MHz to 3,575 MHz.

         The use of these frequencies is governed by Resolution 2879SC/97 as amended by 869SC/98.

         SMARTEL S.A.

         1. By Resolution 1130SC/98 issued by the Secretary of Communications on May 7, 1998, Smartel was granted a license to provide Value Added Services, Data Transmission Services, Broadcasting signals carriage services and Videoconferencing services.

         2. By Resolution 1247SC/98, issued by the Secretary of Communications on May 22, 1998, Smartel was granted an authorization to use, for the AMBA (which area comprises the City of Buenos Aires and certain locations nearby), Rosario, Cordoba and Mendoza the frequency bandwidth from 26,850 GHz to 27,350 GHz. and from 31,075 GHz. to 31,150 GHz. The use of these frequencies is governed by Resolution 869SC/98, as amended.

         FORMUS S.A.

         Bands: E Band which totals 575 MHz and consists of the following frequencies: 25.85 to 26.35 GHz and 29.175 to 29.25 GHz (awarded November 1998). This spectrum assignment may initially be used only in the following cities: AMBA (Area Multiple Buenos Aires), La Plata and Cordoba.

         Services: Data transmission, value added and videoconferencing (awarded September and November 1998).

VELOCOM COLOMBIA

         Bands: 300 MHz at 38 GHz; channels 13, 14, 17 (awarded November 1998).

         Services: Local carrier and value added (awarded August 1998 and May
         1999)

VELOCOM PERU

         Bands: 400 MHz at 38 GHz; channels 1-4 (awarded May 1999).

         Services: Local carrier and value added (awarded April 1999).

INTERLOOP COLOMBIA

         1. License to provide Basic Commuted Telephone Services in Colombia. Such license was granted by Resolution 4262 issued on 9/23/97, expiring on 12/23/2007, the scope of this license shall be for the territory of Santa Fe de Bogota, DC (Departamento de Curdinamarca), Cali (Departamento de Valle del Cauca), Medellin (Departamento de Antioquia), Barranquilla (Departamento de Atlantico), Bucaramanga (Departamento de Santander), Cartagena (Departamento de Bolivar), Santa Marta (Departamento de Magdalena), Pereira (Departamento de Risaralda), Cucuta (Departamento del Norte de Santander) y Villavicencio (Departamento del Meta).

         2. License to provide Telematics and Value Added Services, and the constitution of an Associate Value Added Service Network, which was granted by Resolution 4472 issued on 10/10/97 expiring on 10/10/2007.

         3. Interloop Colombia was authorized to use the radioelectric spectrum as per Resolution 5195 issued on 29/12/97. By Resolution 106 of 1999, Interloop was authorized to use exclusively bands 23 and 3.4 GHz within the cities where it had been awarded with a license until 9/22/2007.

ODECAR S.A.

         1. Odecar S.A. was assigned, on December 14, 1999, per Resolution No.
         404.99 of the Direccion Nacional de Comunicaciones of Uruguay, the radioelectric sub-blocks 24.600 GHz - 24.850 GHz in Montevideo and 25,100 GHz - 25.350 GHZ, 25.600 GHZ - 25.850 GHz and 26.100 GHz -
         26.350 GHz in Maldonado for use in providing commercial data transmission service.

                                  SCHEDULE 3.6

                           PATENT AND TRADEMARK RIGHTS


VELOCOM

         1. Applications for trademark for "VELOCOM" and "VESPER" have been filed in:

                  Argentina
                  Bolivia
                  Brazil (VeloCom only)
                  Colombia
                  Chile
                  Mexico
                  Paraguay
                  Peru
                  Uruguay
                  Venezuela
                  United States of America

         All applications are pending.

         2. Applications for trademark for "VELOCOMM" have been filed in:

                  Argentina
                  Brazil
                  Colombia
                  Chile
                  Mexico
                  Peru
                  Uruguay
                  Venezuela
                  United States of America

         All applications have been abandoned or will be abandoned.

         3. The domain name "VELOCOM" has been secured by the Company.

VESPER

         1. Applications for the following trademarks have been filed in Brazil:

                   "CLARIDA"
                   "ATIMO"
                   "VESPER"
                   "VESPER IDEAL"

                   All applications are pending.


BRHS

         1. The following domain names have been secured by BRHS:


                   "brol.com.br"
                   "brhs.com.br"
                   "homeshopping.com.br"
                   "ruralsp.com.br"
                   "ruralrj.com.br"


TMC

         1. Trademark Application No. 2.210.763 filed on March 29, 1999 to cover all services in International Class 38. This application has encountered an opposition by Radio Mitre S.A. on the basis of the trademark "CADENA LATINA," Registration No. 1.675.177 in International Class 38 which is currently being resolved.

         2. Trademark Application No. 2.210.764 filed on March 29, 1999 to cover all services in International Class 38.

         3. Trademark Application No. 2.210.765 filed on March 29, 1999 to cover all services in International Class 38.

         4. Trademark application for "TMC": Application No. 2.210.766 filed on March 29, 1999 to cover all services in International Class 38. This application has encountered an opposition by T.M.C. Learreta y Ramirez S.E., Ramirez, Fernando Luis / Learreta, Leonardo, on the basis of their trademark "TMC COMPUTACION", Registrations Nos. 1.661.729 granted on March 23, 1998 covering all services in International Class 42, and
         1.666.293 granted on April 24, 1998 covering all goods in International Class 9.

VELOCOM ARGENTINA

         1. "VELOCOM", application No. 2.230.034, filed on July 21, 1999, in the name of VeloCom Inc., to cover "Telecommunication services, namely wireless local loop transmission of voice and data; providing connecting to a global computer network in international class 38. This application did not encounter oppositions by third parties. Status: pending.

         2. VELOCOM HOME : application No. 2.269.109, filed on February 21, 2000, in the name of VeloCom Inc., to cover all services in international class 38. This application has not yet been published for opposition purposes.

         3. VELOCOM PROFESSIONAL : application No. 2.269.110, filed on
         February 21, 2000, in the name of VeloCom Inc., to cover all service in international Class 38. This application has not yet been published for opposition purposes.

         4. VELOCOM CORPORATE : application No. 2.269.111, filed on
         February 21, 2000, in the name of VeloCom Inc., to cover all services in international Class 38. This application has not yet been published for opposition purposes.

         5. VELOCOM DATA : application No. 2.269.112, filed on February
         21,2000, in the name of VeloCom Inc., to cover all services in International Class 38. This application has not yet been published for opposition purposes.

         6. VELOCOM HIGH VELOCITY COMMUNICATIONS and device, application
         No. 2.269.114, filed on February 21, 2000, in the name of VeloCom
         Inc., to cover all services in International Class 38. This application has not yet been published for opposition purposes.



         TELELATINA S.A.

         1. Trademark application for "LATINWAY": international class No. 38 (minutes 2,173,040) filed on September 2, 1998, and published in the Trademark Bulletin on October 28, 1998. This application has encountered an opposition by Miniphone S.A. based on its trademark "LATINNET (COMUNICACIONES PERSONALES LATINOAMERICANAS)" Registration No. 1.576.565 of international class 38.

         2. Trademark application for "LATINCOM": international class No. 38 (minutes 2,173,041) filed on September 2, 1998, and published in the Trademark Bulletin on October 28, 1998. This application has encountered an opposition by

         Miniphone S.A. based on its trademark "LATINNET (COMUNICACIONES PERSONALES LATINOAMERICANAS)" Registration No. 1.576.565 of international class 38.

         3. Trademark application for "LATINLINK": international class No. 38 (minutes 2,173,038) filed on September 2, 1998, and published in the Trademark Bulletin on October 28, 1998. This application has encountered an opposition by Miniphone S.A. based on its trademark "LATINNET (COMUNICACIONES PERSONALES LATINO-AMERICANAS)" Registration No. 1.576.565 of international class 38.

         4. Trademark application for "LATINDATA", international class No. 38 (minutes 2,173,039) filed on September 2, 1998, and published in the Trademark Bulletin on October 28, 1998. This application has encountered an opposition by Miniphone S.A. based on its trademark "LATINNET (COMUNICACIONES PERSONALES LATINOAMERICANAS)" Registration No. 1.576.565 of international class 38.

         5. Trademark application for "TELELATINA" and logo, Application No.
         2.198.589 filed on January 20, 1999 to cover all services in International Class 38. This application has encountered an opposition by Radio Mitre S.A. on the basis of their trademark "CADENA LATINA", Registration No. 1.675.177, in International Class 38.

         6. Please note that according to the Trademarks Office database FEDERACION DE COOP. DE TELECOMUNICACIONES DE LA REP. ARG. LTDA owns the trademark application of "TELELATINA", Application No. 2.091.831, filed on July 14, 1997, to cover all services in Int. Class 38.

         7. Trademark application for "ICONWEB": application No. 2.210.176, filed by Mr. Miguel Angel de Dios on March 25, 1999, to cover all services in International Class 38. This application did not encounter oppositions by third parties. This application trademark is in process of being assigned by Mr. Miguel Angel de Dios in favor of Telelatina

         8. Trademark application for "WIDENET": application No. 2.210.177, filed by Mr. Miguel Angel de Dios on March 25, 1999, to cover all services in International Class 38. This application did not encounter oppositions by third parties. This application trademark is in process of being assigned by Mr. Miguel Angel de Dios in favor of Telelatina.

         9. Trademark application for "WIDENET.COM": application No. 2.217.827, filed by Mr. Miguel Angel de Dios on May 6, 1999, to cover all services in International Class 38. This application has been published in the Trademark Bulletin for opposition purposes. The term to oppose this trademark expires on August 27, 1999. Please note that the following applications have not yet been published for opposition purposes. This application trademark is in process of being assigned by Mr. Miguel Angel de Dios in favor of Telelatina.

         10. Trademark application for "W": application No. 2.222.712, filed by Mr. Miguel Angel de Dios on June 4, 1999, to cover all services in International Class 38. This application trademark is in process of being assigned by Mr. Miguel Angel de Dios in favor of Telelatina.

         11. Trademark application for "WIDENET W": application No. 2.223.045, filed by Mr. Miguel Angel de Dios on June 7, 1999, to cover all services in International Class 38. This application trademark is in process of being assigned by Mr. Miguel Angel de Dios in favor of Telelatina.

         12. Trademark application for "WIDENET": application No. 2.223.046, filed by Mr. Miguel Angel de Dios on June 7, 1999, to cover all services in International Class 38. This application trademark is in process of being assigned by Mr. Miguel Angel de Dios in favor of Telelatina.

         13. Trademark application for "I": application No. 2.230.853, filed by Mr. Miguel Angel de Dios on July 26, 1999, to cover all services in International Class 38. This application trademark is in process of being assigned by Mr. Miguel Angel de Dios in favor of Telelatina.


         SMARTEL S.A.

         1. Trademark application for "SMARTEL": Application No. 2.196.692, filed on January 8, 1999, to cover all goods in International Class 9. This application has encountered oppositions by: a) TELEFONICA DE ARGENTINA S.A., on the basis of "SMART-NET", Application No. 2.113.255, filed on November 7, 1997, to cover all services in International Class 38; b) STARTEL S.A., on the basis of "STARTEL", Registration No. 1.574.537, granted on September 7, 1995, covering all goods in International Class 9, and on the basis of their corporate name STARTEL; and c) DATCO S.A., on the basis of "SMARTTIME", Registration No. 1.608.708, granted on July 29, 1996 to cover all goods in International Class 9.

         2. Trademark application for "SMARTEL": Application No. 2.196.693, filed on January 8, 1999, to cover all services in International Class
         38. This application encountered oppositions by: a) TELEFONICA DE ARGENTINA S.A., on the basis of "SMART-NET", Application No. 2.113.255, filed on November 7, 1997 to cover all services in International Class 38; and b) STARTEL S.A., on the basis of "STARTEL S.A. SERVICIOS ARGENTINOS DE TELECOMUNICACIONES", Registration No. 1.574.520, granted on September 7, 1995 covering all services in International Class 38, and on the basis of their corporate name STARTEL.

                                  SCHEDULE 3.8

                                    CONTRACTS

VELOCOM

         1. Equity Subscription Agreement dated as of June 30, 1998 between the Company, Telecom Partners, Centennial Fund V, Centennial Entrepreneurs Fund, Centennial Holdings I, IAI World Fund, L.L.C., Eagle Ventures, Fred A. Vierra, Robert McKenzie and Jim Frank, as amended by the First Amendment to the Seed Round Agreement dated January 6, 1999, and the Second Amendment to the Seed Round Agreement dated May 21, 1999.

         2. Letter Agreement dated as of December 4, 1998 between the Company, Telecom, Centennial, Crescendo World Fund, Eagle Ventures, Fred A. Vierra, Robert McKenzie, Jim Frank, David J. Leonard and Greg Sadler.

         3. Irrevocable Equity Contribution Agreement dated December 7, 1998 by and among the Company, Telecom, Crescendo World Fund and Centennial.

         4. Security Agreement dated December 8, 1998 by and among Telecom, Centennial Fund V and Crescendo World Fund.

         5. Letter Agreement dated December 8, 1998 by and among Telecom, Centennial Fund V and Crescendo World Fund.

         6. Control Agreement dated December 8, 1998 by and among Crescendo World Fund, Centennial Fund V, Telecom, BankBoston, N.A. and Boston 1784 Funds.

         7. Equity Subscription Agreements between the Company and each of Nicolas Kauser, David Leonard, R. Dwayne House, REINCO Corp., Michael
         S. Quinn, C. James Frank, Michael Lisogurski, North River Ventures, Inc. Pension Plan, Francis McInerney, Clarence Endy, Brad Johnson, Sean White, Bernard Schotters, David Leonard and Barry Rowan.

         8. Joinder Agreements between the Company and each of R. Dwayne House, REINCO Corp., Nicolas Kauser, Michael S. Quinn, Clarence Endy, Brad Johnson and Barry Rowan.

         9. Series A Preferred Stock Purchase Agreement dated as of January 26, 1999 between the Company, Telecom, Centennial and Crescendo.

         10. Pro Rata Letter Agreements dated as of March 31, 1999 between the Company and each of Telecom, Centennial, Crescendo, REINCO Corp., C. James Frank, R. Dwayne House, Nicolas Kauser, David J. Leonard, Robert McKenzie, Gregory P. Sadler and Frank A. Vierra.

         11. Second Irrevocable Equity Contribution Agreement dated as of April 16, 1999 between the Company, Telecom, Crescendo, Centennial, David J. Leonard, Gregory P. Sadler, Fred A. Vierra, Robert McKenzie, C. James Frank, R. Dwayne House and Nicolas Kauser.

         12. Second Series A Preferred Stock Purchase Agreement dated as of May 7, 1999 between the Company, Telecom, Crescendo, Centennial, David J. Leonard, Gregory P. Sadler, Fred A. Vierra, Robert McKenzie, C. James Frank, R. Dwayne House and Nicolas Kauser.

         13. Employment Letters between the Company and each of David Leonard, Charles Schneider, Derek Koecher, Henry Peraza, Michael Casullo, Lisa Gamel, Patricia Reichman, R. Dwayne House, John Gowen, Michael Quinn, Barry Rowan, Antonio Salles, Steve Dougherty, Greg Sadler, Julia Hughes, Nicolas Kauser, Brad Johnson, Diego Rodriguez, Guillermo ("Willie") Ramirez, Mark Johnson, Dave Tomizuka, Phillip Shoemaker, Anne Doris, Julie Garcia, Wendy Shantz, Billi McCullough, Zachary Frisch and Cristiano Amon.

         14. Stock Option Agreements between the Company and each of David Leonard, Nicolas Kauser, Clarence Endy, Barry Rowan, John Gowen, Michael Quinn, Greg Sadler, R. Dwayne House, Michael Casullo, Derek Koecher, Patricia Reichman, Julia Hughes, Lisa Gamel, Brad Johnson, Charles Schneider, Henry Peraza, Fred Vierra, Bernard Schotters, Steve Dougherty, Antonio Salles, David Tomizuka, Mario Janovich, Luis Gonzalez Lanuza, Bob McKenzie, Wendy Shantz, Anne Doris, Mark Johnson, Guillermo ("Willie") Ramirez, Diego Rodriguez, Phillip Shoemaker, Julie Garcia, Cristiano Amon and Billi McCullough.

         15. Engagement Letter dated March 11, 1999 by and between the Company and Lehman Brothers.

         16. Engagement Letter dated March 15, 1999 by and between the Company and TD Securities (USA) Inc.

         17. Engagement Letter dated March 15, 1999 by and between the Company and Donaldson, Lufkin & Jenrette Securities Corporation.

         18. Engagement Letter dated July 12, 1999 by and between the Company and Fisher & Hilligoss LLC as amended.

         19. Oral Agreement between the Company and Straight Marketing to provide marketing and consulting services.

         20. Multiparty Non-Disclosure Agreement, between Qualcomm Brasil, the Company and Qualcomm, dated November 4, 1998.

         21. Joint Bidding Agreement, between the Company and Qualcomm Brasil, dated November 9, 1998.

         22. Memorandum of Understanding between the Company, Bell Canada, Taquari, and Qualcomm Brasil, dated December 8, 1998.

         23. Option Agreement between the Company, Bell Canada, Taquari, SLI, BID S.A. and Qualcomm Brasil, dated January 15, 1999.

         24. Multiparty Non-Disclosure Agreement, between Qualcomm Brasil, Bell Canada, the Company, Taquari, SLI and BID S.A., dated January 20, 1999.

         25. Memorandum of Understanding, between the Company, Bell Canada, SLI and Qualcomm Brasil, dated March 15, 1999.

         26. Letter of Agreement, between the Company, Bell Canada, SLI and Qualcomm Brasil, dated May 4, 1999.

         27. Second Letter of Agreement, between the Company, Bell Canada, SLI and Qualcomm Brasil, dated May 26, 1999.

         28. Purchase Agreement by and among Formus, Formus International, Inc. and the Company dated as of August 20, 1999.

         29. Subscription Agreement between Formus and the Company dated August 20,1999.

         30. Consolidation Agreement by and among SLI, Sociedad Latinoamericana S.A., Brasil Holdings and the Company dated as of August 20, 1999.

         31. Subscription Agreement between SLI and the Company dated August 20, 1999.

         32. Purchase Agreement between Taquari and the Company dated as of August 20, 1999.

         33. Subscription Agreement between Taquari and the Company dated August 20, 1999.

         34. Amended and Restated Investors Agreement dated as of September 27, 1999 between the Company and its principal stockholders.

         35. Purchase Agreement between the Company and PCN do Brasil S.A. dated as of September 27, 1999.

         36. Purchase Agreement between the Company and Inepar S.A. dated as of September 27, 1999.

         37. Pledge Agreement dated September 27, 1999 between the Company and PCN do Brasil S.A.

         38. Escrow Agreement dated September 27, 1999 between the Company, PCN do Brasil S.A. and Bank Boston S.A.

         39. Letter Agreement dated August 23, 1999 between the Company and SLI in respect of the bid for Region II in Brazil.

         40. Joint Bidding Agreement dated August 25, 1999 between the Company, Bell Canada and Qualcomm in respect of the bid for Region II in Brazil.

         41. Consent and Agreement dated September 22, 1999 between the Company and its affiliates, SLI and its affiliates, Qualcomm and its affiliates, Taquari and its affiliates and Bell Canada and its affiliates.

         42. Equity Investment Agreement dated October 21, 1999 between the Company and certain of its stockholders.

         43. Affiliate Agreement made as of November 9, 1998 between Telecom Management II LLC and the Company (Lease Agreement relating to the Company's premises at 6400 South Fiddlers Green Circle).

         44. Capital Contribution Agreement executed by the Company and Brasil Holdings dated December 13, 1999 in favor of ABN Amro as agent for certain lenders.

         45. Additional Capital Contribution Agreement executed by the Company and Brasil Holdings dated December 13, 1999 in favor of ABN Amro as agent for certain lenders.

         46. Two Support Obligations dated December 13, 1999, executed by the Company in respect of the Capital Contribution Agreement and Additional Capital Contribution Agreement referred to in items numbered 44 and 45 above.

         47. Side Letter dated December 13, 1999 executed by the Company VeloCom Brasil and Brasil Holdings in respect of the Additional Capital Contribution Agreement referred to in item 45 above.

         48. Commitment Letter dated as of August 10, 1999 from Nortel Networks Corporation, Northern Telecom do Brasil Comercio e Servicos Ltda. and Northern Telecom do Brasil Industria e Comercio Ltda. to Bell Canada International (Brazil Telecom 1) Limited, SLI, Qualcomm Brasil, Taquari, VeloCom Brasil, Vesper, Bell Canada, VeloCom, Qualcomm, Rio Purus Participacoes Ltda., CFL Participacoes Ltda., Samuel Liberman and Guillermo Liberman.

         49. Letter Agreement dated August 10, 1999 by and among Nortel Networks Corporation, Northern Telecom do Brasil Comercio e Servicos Ltda. and Northern Telecom do Brasil Industria e Comercio Ltda., Bell Canada International (Brazil Telecom 1) Limited, SLI, Qualcomm Brasil, Taquari, VeloCom Brasil, Vesper, Bell Canada, VeloCom, Qualcomm, Rio Purus Participacoes Ltda., CFL Participacoes Ltda., Samuel Liberman and Guillermo Liberman.

         50. Technical Assistance Agreement between the Company and Formus International dated September 27, 1999.

         51. Management Rights Agreement dated October 28, 1999 between the Company and Crescendo III.

         52. Assignment and Assumption Agreement between Formus International Inc. and the Company dated September 27, 1999 in connection with a certain Uruguay LMDS development project.

         53. Consulting Agreement dated October 22, 1999, by and between Rigoberto Costa and the Company.

         54. Loan Agreement dated as of November 19, 1999 among the Company, as borrower, and Telecom Partners II, L.P., Crescendo World Fund, L.L.C., Eagle Ventures WF, LLC, Crescendo III, L.P., Crescendo III, GbR, Crescendo III Executive Fund, L.P., Centennial Fund V., L.P., Centennial Holdings I, LLC, SLI Wireless S.A., Formus Communications - Latin America Holdings, LLC.

         55. Purchase Agreement dated December 6, 1999 between the Company and the investors listed therein.

         56. Second Amended and Restated Investors Agreement between the Company and the stockholders listed therein.

         57. Memorandum of Understanding between the Company, Ejemil S.A., Odecar S.A., Mr. Diego Beltran Storace and El Pais S.A. dated November 29, 1999.

         58. Letter of Intent between the Company, Bell Canada International, BRHS S.A. and Roberto Jose Rigotto de Gouvea dated December 21, 1999.

         59. Escrow Agreement between the Company, Bell Canada International, BRHS S.A. and Roberto Jose Rigotto de Gouvea and State Street Bank and Trust Company dated December 21, 1999.

         60. Amended and Restated Shareholders Agreement (Vesper Holding) dated as of December 23, 1999 between the Company, Vesper Holding, Brasil Holding, Bell Canada International and Qualcomm, and their affiliates.

         61. Amended and Restated Shareholders Agreement (Vesper Sao Paulo Holding) dated as of December 23, 1999 between the Company, Brasil Holdings, Vesper Sao Paulo Holding, Bell Canada International and Qualcomm, and their affiliates.

         62. Shareholder Pledge Agreement in respect of the Nortel/Ericsson Financing dated December 16, 1999 between Bell Canada International, the Company, Qualcomm, BCI Brazil, Brasil Holdings, Qualcomm Brasil and the Collateral Agent.

         63. Sponsor Support Agreement (Lucent) dated December 27, 1999 between Lucent, Bell Canada International, Qualcomm, Brasil Holdings, the Company and their affiliates.

         64. Substitute Financing Letter dated December 27, 1999, between Vesper Sao Paulo Holding, Lucent, Bell Canada International, Qualcomm, Brasil Holdings, the Company and their affiliates.

         65. Marketing Assistance Letter dated December 27, 1999 between Lucent, Bell Canada International, Qualcomm, Brasil Holdings, Vesper Sao Paulo Holding, the Company and their Affiliates.

         66. Memorandum of Understanding dated December 21, 1999 between the Company and Qualcomm Incorporated.

         67. Letter of Intent between the Company and Diveo Inc. dated February 27, 2000.

         68. Follow on Series B/B-1 Preferred Stock Purchase Agreement dated January 7, 2000.

         69. Third Amended and Restated Investors Agreement dated January 7,
         2000.

         70. Amendment No. 1 dated January 7, 2000 to Series B Preferred Stock Purchase Agreement dated December 6, 1999.

         71. Supplemental Series B Preferred Stock Purchase Agreement dated January 8, 2000 between VeloCom Inc. and Intel Corporation.

         72. Intel-VeloCom Marketing Activities Agreement dated February 4,
         2000.

         73. Warrant to Purchase 125,000 shares of VeloCom Common Stock issued to Intel Corporation on February 4, 2000.

         74. First Amendment to Third Amended and Restated Investors Agreement dated February 4, 2000.

         75. Side Letter dated February 4, 2000 between the Company and Intel Corporation.

         76. Employment Agreements between the Company and David Leonard, Michael Quinn, John Gowen, Billi McCullough, Barry Rowan, Dwayne House and Greg Sadler.

         77. Engagement letter dated March 2, 2000, between CSMG, BCI, Qualcomm and the Company.

         78. Engagement letter dated February 28, 2000, between TD Securities
         (USA) Inc. and the Company.

         79. Purchase Agreement by and among Peru LLC, VeloCom LA, the Company, Diveo Telecomunicaciones del Peru S.R.L., Diginet Colombia, Inc. and Diveo, Inc.

VELOCOM BRASIL

         1. Commitment Letter dated as of August 10, 1999 from Nortel Networks Corporation, Northern Telecom do Brasil Comercio e Servicos Ltda. and Northern Telecom do Brasil Industria e Comercio Ltda. to Bell Canada International (Brazil Telecom 1) Limited, SLI, Qualcomm Brasil, Taquari, VeloCom Brasil, Vesper, Bell Canada, VeloCom, Qualcomm, Rio Purus Participacoes Ltda., CFL Participacoes Ltda., Samuel Liberman and Guillermo Liberman.

         2. Letter Agreement dated August 10, 1999 by and among Nortel Networks Corporation, Northern Telecom do Brasil Comercio e Servicos Ltda. and Northern Telecom do Brasil Industria e Comercio Ltda., Bell Canada International (Brazil Telecom 1) Limited, SLI, Qualcomm Brasil, Taquari, VeloCom Brasil, Vesper, Bell Canada, VeloCom, Qualcomm, Rio Purus Participacoes Ltda., CFL Participacoes Ltda., Samuel Liberman and Guillermo Liberman.

         3. Option Agreement between Bell Canada and VeloCom Brasil, dated February 4, 1999.

         4. Agreement between VeloCom Brasil and Qualcomm Brasil, dated February 4, 1999, concerning Option Agreement.


BRASIL HOLDINGS

         1. Option Agreement dated as of July 30, 1999 by and between Bell Canada International (Vesper S.P.) Limited and Brasil Holdings.

         2. Capital Contribution Agreement to be executed by Brasil Holdings dated December 13, 1999 in favor of ABN Amro as agent for certain lenders.

         3. Additional Capital Contribution Agreement to be executed by Brasil Holdings dated December 13, 1999 in favor of ABN Amro as agent for certain lenders.

         4. Side Letter dated December 13, 1999 to be executed by the Company and Brasil Holding in respect of the Additional Capital Contribution referred to above.

         5. Amended and Restated Shareholders Agreement (Vesper Holding) dated as of December 23, 1999 between the Company, Vesper Holding, Brasil Holdings, Bell Canada International and Qualcomm, and their affiliates.

         6. Amended and Restated Shareholders Agreement (Vesper Sao Paulo Holding) dated as of December 23, 1999 between the Company, Brasil Holdings, Vesper Sao Paulo Holding, Bell Canada International, Qualcomm and their affiliates.

         7. Shareholder Pledge Agreement in respect of the Nortel/Ericsson Financing dated December 16, 1999 between Bell Canada International, the Company, Qualcomm, BCI Brasil, Brasil Holdings, Qualcomm Brasil and the Collateral Agent.

         8. Substitute Financing Side Letter, dated December 27, 1999, among Qualcomm, the Company, BCI, the Lenders and the Agents.

         9. Shareholders Agreement among Brasil Holdings, Qualcomm, Bell Canada International Investments Limited and Interativa, dated as of March 22, 2000.

VESPER HOLDING

         1. Common Terms Agreement to be executed between Vesper, Vesper Holding, ABN Amro and the lenders thereto dated December 13, 1999.

         2. Amended and Restated Shareholders Agreement dated as of December 23, 1999 between the Company, Vesper Holding, Bell Canada, Brasil Holding, Qualcomm, and their affiliates.

         3. Capital Contribution Agreement dated December 13, 1999 between Vesper Holding and the Collateral Agent (Nortel/Ericsson financing).

         4. Stock Pledge Agreement in respect of stock of Vesper dated December 16, 1999 between Vesper Holding, and the Collateral Agent and related powers of attorney.

         5. Guaranty executed by Vesper Holding in respect of Vesper dated December 16, 1999.

         6. Shareholder Pledge Agreement and related filings dated December 16, 1999 executed by Vesper Holding.

VESPER SAO PAULO HOLDING

         1. Amended and Restated Shareholders Agreement between Qualcomm Brasil, Bell Canada, Brasil Holdings, the Company, Vesper Sao Paulo Holding and their affiliates dated as of December 23, 1999.

         2. Sponsor Support Agreement dated December 27, 1999 in respect of Lucent financing.

         3. Lucent Credit Agreement dated December 27, 1999 between Vesper Sao Paulo Holding, Vesper Sao Paulo, Vesper Sao Paulo Cayman and Lucent.

         4. Common Agreement dated December 27, 1999 between Vesper Sao Paulo Holding, Vesper Sao Paulo, Vesper Sao Paulo Cayman, Lucent and the Collateral Agent.

         5. Pledge and Related Security Agreements in respect of the Lucent financing referred to above.

VESPER

         1. Termo de Autorizacao do Servico Telefonico Fixo Comutado, Modalidade Local, Que Entre Si Celebram A Agencia Nacional de Telecomunicacoes - ANATEL e Canbra Telefonica S.A.

         2. Termo de Autorizacao do Servico Telefonico Fixo Comutado, Modalidade Longa Distancia Nacional de Ambito Intra-Regional, Que Entre Si Celebram A Agencia Nacional de Telecomunicacoes - ANATEL e Canbra Telefonica S.A.

         3. Technical Services Agreement between Bell Canada and Vesper dated May 27, 1999.

         4. Secondment Agreement dated as of May 27, 1999 between Vesper and Bell Canada.

         5. Technical Services Agreement dated as of May 27, 1999 between Vesper and Bell Canada.

         6. Contrato de Interconexao de Redes de Telecomunicacoes Entre a Embratel (Empresa Brasileira de Telecomunicacoes S.A.) e a Vesper.

         7. Contrato de Interconexao de Redes de Telecomunicacoes Entre a Vesper e a Concessionarios do STFC - Regiao 1 (Tele Norte Leste).

         8. Program Agreement established between the State of Rio de Janeiro and Vesper dated July 13, 1999.

         9. Equipment Supply Agreement between Ericsson Inc. and Vesper dated August 4, 1999.

         10. Letter Agreement dated August 10, 1999 by and among Nortel Networks Corporation, Northern Telecom do Brasil Comercio e Servicos Ltda. and Northern Telecom do Brasil Industria e Comercio Ltda., Bell Canada International (Brazil Telecom 1) Limited, SLI, Qualcomm Brasil, Taquari, VeloCom Brasil, Vesper, Bell Canada International Inc., Velocom, Qualcomm, Rio Purus Participacoes Ltda., CFL Participacoes Ltda., Samuel Liberman and Guillermo Liberman.

         11. Contrato de Locacao de Area e Compartilhamento de Infra-Estructura entre a Empresa Brasileira de Telecomunicacoes S.A. -EMBRATEL e a Vesper

         12. Contrato de Locacao de Sistema de Telecomunicacoes entre a Light Telecom Ltda. e a Vesper

         13. Instrument for the Construction of Call Center between Vesper and Engineering S.A. Servicios Tecnicos dated August 27, 1999.

         14. Interconnection Agreement between Vesper and Intelig
         Telecomunicaciones.

         15. Senior Secured Note Purchase Agreements each dated December 13, 1999 between Vesper and Nortel Networks Corporation, Qualcomm/Ericsson, Harris Corporation and ABN Amro, as agent and related loan documentation.

         16. Common Terms Agreement dated December 13, 1999 between Vesper, Vesper Holding, ABN Amro and the lenders thereto dated December 1999.

         17. Technical Assistance Agreement between VeloCom and Vesper to be effective as of November 30, 1999.

         18. Equipment Supply and Services Agreement dated July 9, 1999 between Vesper, Nortel Networks Corporation, Northern Telecom do Brasil Industria e Comerico Ltda. and Northern Telecom do Brasil Comerico e Servicios Ltda.

         19. License for Packet Switched Network Services issued by Anatel on September 23, 1999.

         20. License for Circuit Switched Network Services issued by Anatel on September 23, 1999.

         21. License for Dedicated Line Services issued by Anatel on September 23, 1999.

         22. License for Special Services of Audio and Video Signal issued by Anatel on September 23, 1999.

         23. License for Retransmission issued by Anatel on September 23, 1999.

         24. CPE Equipment Supply Letter of Intent with LG Information Communications.

         25. Fiber Lease Contract with NQT.

         26. Capital Contribution Agreement dated December 13, 1999 between Vesper Holdings, Vesper, Bell Canada, Qualcomm, Brasil Holdings, and the Collateral Agent.

         27. Global Notes executed by Vesper in favor of Nortel, Qualcomm/Ericsson and Harris Corporation dated December 13, 1999.

         28. Exchange Debt Agreement between Vesper, Nortel, Qualcomm, Ericsson and Harris Corporation dated December 16, 1999.

         29. Equipment Pledge Agreement dated December 16, 1999 executed by Vesper in favor of the Collateral Agent and various related powers of attorney.

         30. Receivables Pledge Agreement dated December 16, 1999 between Vesper and the Collateral Agent and related powers of attorney.

         31. Eight Deposit Account Agreements dated December 16, 1999 executed by Vesper in favor of the Collateral Agent.

         32. Contracts Pledge Agreement dated December 16, 1999 executed by Vesper in favor of the Collateral Agent and related power of attorney.

         33. Cash Collateral Pledge Agreement dated December 16, 1999 between Vesper and the Collateral Agent.

         34. Proceeds Account Pledge Agreement dated December 16, 1999 between Vesper and the Collateral Agent.

         35. Mortgages executed by Vesper in connection with Nortel/Qualcomm/ Ericsson/Harris Corporation financing.

         36. Fee letters executed by Vesper in connection with financings dated December 13, 1999.

         37. Paying Agency Agreement dated December 13, 1999 between Vesper and Chase Manhattan Bank.

         38. Equipment Supply Agreement dated December 6, 1999 between Vesper and Motorola do Brasil.

         39. Financing Commitment letter between Vesper and Motorola do Brasil.

         40. Letter of Intent for Purchase and Sale of LST 2200F/2300F Network Interface Units with LG Information and Communications Ltd.

         41. Credit Agreement and ancillary documents with BankBoston North America.

VESPER S.P.

         1. Termo de Autorizacao do Servico Telefonico Fixo Comutado, Modalidade Local, Que Entre Si Celebram A Agencia Nacional de Telecomunicacoes - ANATEL e Vesper S.P.

         2. Termo de Autorizacao do Servico Telefonico Fixo Comutado, Modalidade Longa Distancia Nacional de Ambito Intra-Regional, Que Entre Si Celebram A Agencia Nacional de Telecomunicacoes - ANATEL e Vesper S.P.

         3. Know-how Transfer and Technical Services Agreement between Bell Canada and Vesper S.P. dated as of July 30, 1999.

         4. Letter of Understanding dated as of July 30, 1999 between Vesper S.P. and Bell Canada.

         5. Secondment Agreement dated as of July 30, 1999 between Bell Canada and Vesper S.P.

         6. Technical Services Agreement dated as of July 30, 1999 between Bell Canada and Vesper S.P.

         7. Equipment Supply Agreement dated September 27, 1999 between Vesper S.P. and Lucent.

         8. Interconnection Agreement between Vesper S.P. and Intelig (Bonari Holding) dated August 15, 1999.

         9. Interconnection Agreement between Vesper S.P. and Embratel dated August 10, 1999.

         10. Agreement between Vesper S.P. and Engeredes dated September 1999 regarding use of fiber.

         11. Agreement between Vesper SP and Metroredes Telecomunicacoes Ltda. dated September 1999 regarding use of fiber.

         12. Agreement between Vesper SP and Pegasus Telecom S/A dated September 1999 regarding use of fiber.

         13. License for Packet Switched Network Services issued by Anatel on September 23, 1999.

         14. License for Circuit Switched Network Services issued by Anatel on September 23, 1999.

         15. License for Dedicated Line Services issued by Anatel on September 23, 1999.

         16. License for Special Services of Audio and Video Signal issued by Anatel on September 23, 1999.

         17. License for Retransmission issued by Anatel on September 23, 1999.

         18. Interconnection Agreement between Vesper S.P. and Telesp dated August 20, 1999.

         19. Fiber Lease Agreement between Vesper S.P. and Eletropaulo dated October 1999.

         20. Contrato de Arrendamento Mercantil com a IBM Brasil Leasing Arrendamento Mercantil S.A. para o arrendamento mercantil de equipamentos de informatica e telecomunicacoes, dentre outros com IBM Brasil - Industria, Maquinas e Servicos Ltda. e Northern Telecom do Brasil Comercio e Servicos Ltda. ("leasing agreement with IBL for IT and Telecom/call center equipment, includes IBM and other IT vendors as well as Nortel").

         21. Credit Agreement dated December 27, 1999 between Vesper S.P., Vesper Sao Paulo Cayman, the lenders thereto and the administrative agent.

         22. Common Agreement dated December 27, 1999 between Vesper S.P., Vesper Sao Paulo Holding, Lucent and the Collateral Agent.

         23. Pledge and Security Agreements and other collateral documents executed in connection with the Lucent financing referred to above.

         24. Equipment Supply Agreement dated December 1999 between Vesper S.P. and Motorola do Brasil.

         25. Interconnection Agreement, dated August 20, 1999, between Compania Telefonica da Borda do Campo and Vesper S.P.

         26. Know-How Transfer and Technical Services Agreement, dated December 27, 1999, between BCI and Vesper S.P.

         27. Credit Agreement dated as of December 27, 1999, among Vesper Sao Paulo Holdings, Vesper S.P., Vesper Cayman Sao Paulo, the Lenders thereunder and Societe Generale, New York Branch, as Administrative Agent.

         28. Paying Agency Agreement dated as of December 27, 1999, among the Japanese Paying Agent, Vesper S.P. and Vesper Cayman Sao Paulo.

         29. Share Pledge Agreement, dated December 27, 1999, by and among Vesper Holdings, Qualcomm do Brasil S.A., Vesper Cayman Sao Paulo, and the Lenders.

         30. Secondment Agreement, dated December 27, 1999 between BCI and Vesper S.P.

         31. Substitute Financing Side Letter, dated December 27, 1999, among Qualcomm, the Company, BCI, the Lenders and the Agents.

         32. Technical Services Agreement dated July 30, 1999, between BCI and Vesper, as amended by Amendment No. 1, dated December 23, 1999, between the same parties.

         33. Loan Guarantee, dated as of December 27, 1999, made by Vesper S.P. in favor of the Collateral Agent.

         34. Fee letter dated December 27, 1999, between Vesper S.P. and Lucent.

         35. Letter of Intent for Purchase and Sale of LST 2200F/2300F Network Interface Units with LG Information and Communications Ltd.

         36. Credit Agreement and ancillary documents with BankBoston North America.

TMC

         1. Limited Liability Company Agreement: dated as of February 11, 1999, among SLI, PCN, Argentina LLC, and TMC.

         2. Agreement for Lease of Telecommunications Network dated as of January 11, 1999, between Smartel and TMC.

         3. Agreement for Lease of Telecommunications Network dated as of January 11, 1999 between Formus Argentina and TMC.

         4. Agreement for Lease of Telecommunications Network dated as of January 11, 1999 between Telelatina and TMC.

         5. Management Agreement dated as of February 11, 1999 between Smartel and TMC.

         6. Management Agreement dated as of February 11, 1999 between Telelatina and TMC.

         7. Management Agreement dated as of February 11, 1999 between Formus Argentina and TMC.

         8. Sales And Assignment Agreement dated as of February 11, 1999 between Telelatina and TMC.

         9. Trial Agreement, effective as of August 10, 1998 among Lucent Technologies World Services Inc., Lucent Technologies S.A Argentina and Telelatina. Assigned in favor of TMC on March 11, 1999.

         10. Purchase and Sale Agreement (Products, Software And Services), among Lucent Technologies World Services Inc., Lucent Technologies S.A Argentina and Telelatina executed on February 20, 1999, February 23, 1999 and February 26, 1999, respectively. Assigned in favor of TMC on March 11, 1999.

         11. Lease Agreement with Option to Purchase between Lucent Technologies Sociedad Anonima and TMC, dated as of June 25, 1999.

         12. Lease Agreement with Option to Purchase between Lucent Technologies Sociedad Anonima and TMC, dated as of June 25, 1999.

         13. Purchase Order between Lucent Technologies World Services Inc., Lucent Technologies S.A Argentina and TMC dated as of July 8, 1999.

         14. Services Contract, dated February 25, 1999 between IMPSAT S.A and TMC.

         15. Services Contract, dated April 21,1999 between Codner & Co. Personas y Organizaciones S.R.L and TMC.

         16. Lease Contract, dated March 17, 1999 between Jorge Eduardo Taquini (Lessor) and TMC (Lessee). Property Location: Sinclair 3158, Apartment 9B.

         17. Lease Contract, dated March 26, 1999 between Forobra S.A (Lessor) and TMC (Lessee). Property Location: Av. San Martin 638/40.

         18. Gratuitous Assignment Of Lease Contract, dated March 10, 1999 among Telelatina (Assignor), TMC (Assignee) and Financiera Buenos Aires S.A

         (Lessor). Property Location: Maipu 255, 20th Floor, three (3) fixed parking spaces and space on the terrace for installation of telecommunication equipment (as gratuitous commodatum).

         19. Lease Contract, dated July 5, 1999 between Consorcio de Propietarios de La Calle Ugarteche 2871/73/75/77 (Lessor) and TMC (Lessee). Property Location: Ugarteche 2873; space on the terrace of the building for the installation of telecommunication equipment.

         20. Lease Contract, dated June 9, 1999 between Consorcio De Propietarios Avenida De Los Incas numero 3310 esquina calle CONDE numeros 1586 y 1594 Capital Federal (Lessor) and TMC (Lessee). Property
         Location: Av. de los Incas 3310; space on the terrace of the building for the installation of telecommunication equipment.

         21. Lease Contract, dated June 18, 1999 between COCABA S.R.L (Lessor) and TMC (Lessee). Property Location: Arcos 3433; space on the terrace of the building for the installation of telecommunication equipment.

         22. Lease Contract, dated June 18, 1999 between Consorcio de Propietarios de La Calle ARCOS 2419 (Lessor) and TMC (Lessee). Property
         Location: Arcos 2419; space on the terrace of the building for the installation of telecommunication equipment.

         23. Lease Contract, dated June 25, 1999 between Consorcio de Propietarios Del Edificio de La Calle Chile1342/44 (Lessor) and TMC (Lessee). Property Location: Chile 1342/44; space on the terrace of the building for the installation of telecommunication equipment.

         24. Lease Contract, dated June 30, 1999 between Consorcio de Propietarios de La Calle Honduras 5597 (Lessor) and TMC (Lessee). Property Location: Honduras 5597; space on the terrace of the building for the installation of telecommunication equipment.

         25. Lease Contract, dated June 30, 1999 between Consorcio de Propietrios de La Calle Medrano 1670 (Lessor) and TMC (Lessee). Property Location: Medrano 1670; space on the terrace of the building for the installation of telecommunication equipment.

         26. Lease Contract, dated June 18, 1999 between Consorcio de Propietarios Edificio Galeria Jardin (Lessor) and TMC (Lessee). Property Location: Florida 537/71; space on the terrace of the building for the installation of telecommunication equipment. Electric Supply Contract, dated May 11, 1999 between Edesur S.A and TMC.

         27. Electric Supply Contract dated May 11, 1999, between Edesur S.A. and TMC.

         28. Lease Contract, dated July 15, 1999 between Consorcio de Propietarios Del Edificio Ubicado En La Calle Teniente General Juan D. Peron 1457 (Lessor) and TMC, Sucursal Argentina (Lessee). Property
         Location: Teniente General Juan D. Peron 1457, Buenos Aires, space on the terrace of the building for the installation of telecommunication equipment.

         29. Lease Contract, dated July 8, 1999 between Demaria Construcciones S.A. (Lessor) and TMC, Sucursal Argentina (Lessee); Property Location:
         Demaria 4721, Buenos Aires; space on the terrace of the building for the installation of telecommunication equipment.

         30. Service Order, subscribed between Metrored and TMC, dated as of August 20, 1999.

         31. Purchase Order, subscribed by TMC to Idabour Construcciones, dated as of June 15, 1999.

         32. Subscription and Redemption of Mutual Funds, dated July 16, 1999 between Citibank N.A. and TMC.

         33. Maintenance Service Contract, dated as of July 1,1999 between TMC and Lucent Technologies S.A. Argentina.

         34. Lease Contract, dated July 23, 1999 between Consorcio de propietarios Ramon Freire 3005 (Lessor) and TMC, Sucursal Argentina (Lessee); Property Location: Ramon Freire 3005, Buenos Aires; space on the terrace of the building for the installation of telecommunication equipment.

         35. Lease Contract, dated July 25, 1999 between Consorcio de propietarios Olleros 2344 (Lessor) and TMC, Sucursal Argentina (Lessee); Property Location: Olleros 2344, Buenos Aires; space on the terrace of the building for the installation of telecommunication equipment.

         36. Lease Contract, dated August 20, 1999 between Consorcio de Propietarios de Larrea 785 and TMC. Property Location: Larrea 785; space on the terrace of the building for the installation of telecommunications equipment.

         37. Lease Contract, dated September 13, 1999 between Asoc. Civil y Mutual Circular Militar and TMC. Property Location: Santa Fe 760, space on the terrace of the building for the installation of telecommunications equipment.

         38. Lease Contract, dated October 8, 1999 between Consorcio de Propietarios de Av. Gral. Las Heras 2263 and TMC. Property location:
         Heras 2263; space on the terrace of the building for the installation of telecommunications equipment.

         39. Lease Contract, dated September 10, 1999 between Prefectura Naval Argentina and TMC. Property Location: Edificio Guardacostas; space on the terrace of the building for the installation of telecommunications equipment.

         40. Lease Contract, dated September 6, 1999 between Consorcio de Propietarios de Maure 3149/51 and TMC. Property Location: Maure 3149/51; space on the terrace of the building for the installation of telecommunications equipment.

         41. Services Contract, dated March 23, 1999 between El Sitio and TMC.

         42. Letter of Intent dated July 28, 1999, between TMC and Transistemas S.A.

         43. Purchase Order dated July 8, 1999 between TMC and Lucent Technologies S.A. Argentina and Lucent Technologies World Services Inc. in respect of $10,739,987 of equipment.

VELOCOM ARGENTINA

         TELELATINA S.A.

         1. Memorandum Of Understanding "Memorandum de Entendimiento" dated July, 1998 between Telelatina and Datacoop S.A

         2. Management Agreement, as of February 11, 1999 between Telelatina and TMC.

         3. Agreement for Lease of Telecommunications Network, as of January 11, 1999 between Telelatina and TMC.

         4. Lease Contract, dated June 24, 1998 between Consorcio de Propietarios del Edificio Ubicado en La Calle Dorrego 2699 (Lessor) and TMC (Lessee). Property Location: Dorrego 2699.

         5. Infrastructure Sharing Agreement, as of February 11, 1999 among Telelatina, Smartel and Formus Argentina.

         6. Agreement for the Rendering of Services, as of May 31, 1999 between Telelatina and Gire S.A.

         7. Sales and Assignment Agreement, as of February 11, 1999 between Telelatina and TMC.

         SMARTEL S.A.

         1. Infrastructure Sharing Agreement, as of February 11, 1999 among Telelatina, Smartel and Formus Argentina.

         2. Agreement For Lease of Telecommunications Network, as of January 11, 1999, between Smartel and TMC.

         3. Management Agreement, as of February 11, 1999 between Smartel and
         TMC.

         FORMUS S.A.

         1. Management Agreement dated as of February 11, 1999 by and among Formus Argentina and TMC.

         2. Agreement for Lease of Telecommunications Network dated as of January 11, 1999 by and among Formus Argentina and TMC.

         3. Infrastructure Sharing Agreement dated as of February 11, 1999 by and among Telelatina, Formus Argentina and Smartel.

FORMUS CHILE

         Foreign Investment Contract with Chile.

VELOCOM COLOMBIA

         1. Purchase order to Wireless Inc. for $125,000 to purchase six 38 GHz links.

         2. Purchase Order Agreement between VeloCom Colombia and Tess dated October 1999.

ARGENTINA LLC

         Limited Liability Company Agreement dated as of February 11, 1999, among SLI, PCN, Argentina LLC, and TMC.


COLOMBIA LLC

         Consulting Agreement dated January 27, 1998 by Jacobson & Associates, Inc. and Colombia LLC.

VESPER CAYMAN

         1. Purchase Fee Letters dated December 13, 1999 between Vesper Cayman and ABN Amro.

VESPER SAO PAULO CAYMAN LTDA.

         1. Common Terms Agreement, Credit Agreement and various pledge and security documents executed in connection with the Lucent vendor financing.

EJEMIL S.A. AND ODECAR S.A.

         1. Memorandum of Understanding between the Company, Ejemil S.A., Odecar S.A., Mr. Diego Beltran Storace and El Pais S.A. dated November 29, 1999.

         2. Purchase Order between Lucent Technologies World Services Inc. and Odecar S.A. dated March 16, 2000.

         3. Purchase Order between Lucent Technologies World Services Inc. and Odecar S.A. dated February 23, 2000.

VELOCOM PERU

         1. Purchase Order between Lucent Technologies World Services Inc. and VeloCom Peru S.A. dated February 23, 2000.

         2. Purchase Order between Lucent Technologies World Services Inc. and VeloCom Peru S.A. dated March 16, 2000.

BRHS/INTERATIVA

         1. Purchase Agreement by and among BR Homeshopping Internet S.A., the Shareholders of BR Homeshopping Internet S.A., BV Interativa Ltda. and Trapezio S.A. dated March 3, 2000.

         2. Internet Services Agreement with Banco Rural S.A.

                                  SCHEDULE 3.12

                                  SUBSIDIARIES

                                    [GRAPH]

                                  SCHEDULE 3.13

                         CAPITALIZATION OF SUBSIDIARIES

VELOCOM BRASIL

         VeloCom Brasil has an authorized and issued capital of R$23,377,392.00 divided into 23,377,392 quotas of par value R$1.00 each. In connection with the restructuring of this entity, its capital is being reduced.

BRASIL HOLDINGS

         Brasil Holdings has an authorized capital of US$50,000 divided into 50,000 shares of par value $1.00 each, of which 2 shares are issued and outstanding in the name of VeloCom.

VESPER HOLDING

         Vesper Holding has an authorized and issued capital of R$295,372,520 divided into 616,000 ordinary shares with no par value and 616,000 preferred shares with no par value.

VESPER SAO PAULO HOLDING

         Vesper Sao Paulo Holding has an authorized and issued capital of R$216,000 divided into 216,000 ordinary shares with no par value and 216,000 preferred shares with no par value.

VESPER

         Vesper has an authorized and issued capital of R$255,072,000 divided into 565,761 ordinary shares with no par value.

VESPER CAYMAN

         Vesper Cayman has an authorized and issued capital of US$4,500 divided into 1 share.

VESPER S.P.

         Vesper S.P. has an authorized and issued capital of R$69,913,000 divided into 70,813 ordinary shares with no par value.

VESPER SAO PAULO CAYMAN LTD.

         Vesper Sao Paulo Cayman has an authorized and issued capital of US$1.00 divided into 1 share.

         ENCUMBRANCES

         The shares of Vesper, Vesper Holding, Vesper Sao Paulo Holding and Vesper S.P. are subject to the terms of the respective shareholders agreements, constituent documents and Licenses. The shares of Vesper and Vesper S.P. have been pledged to certain lenders pursuant to the terms of the vendor financing arrangements described in the Schedules to this Agreement.

TMC

         1. Capital contributions of US$18,966,571 have been made to TMC. The number of shares authorized and issued is 1,000.

VELOCOM ARGENTINA SRL

         VeloCom Argentina SRL has an authorized and issued capital of A$3,000 divided into 3,000 quotas of par value A$1.00 each.

VELOCOM COMUNICACIONES ARGENTINA SRL

         VeloCom Comunicaciones Argentina SRL has an authorized and issued capital of A$2,000 divided into 200 quotas of par value A$10.00 each.

VELOCOM ARGENTINA

         VeloCom Argentina has an authorized and issued capital of A$1,032,000 divided into 1,032,000 ordinary shares with a par value of A$1.00 per share.

EJEMIL S.A.

         Ejemil S.A. has nominal capital.

ODECAR S.A.

         Odecar S.A. has nominal capital.

PCN

         PCN has an authorized and issued capital of US$100,000, divided into 100,000 shares with a par value of US$1.00 per share. There is also an irrevocable capital contribution of US$4,767,238.86 recorded on the books of this company.

VELOCOM CHILE

         VeloCom Chile has an authorized and issued capital of CH$910,455 divided into 910,455 quotas.

FORMUS BOLIVIA

         Formus Bolivia has an authorized and issued capital of Bs$10,000,000 divided into 200 shares or Bs$20,000,000 with a par value of Bs$100,000.

FORMUS CHILE

         Formus Chile has an authorized and issued capital of CH$455,000,455 divided into unlimited equity interest with no par value.

VELOCOM COLOMBIA

         VeloCom Colombia has an authorized and issued capital of C$800,522,200 divided into 8,005,222 shares with a par value of C$100.

INTERLOOP BVI

         Interloop BVI has an authorized and issued capital of US$ 3,400,000 divided into 3,400,000 shares with a par value of $1.00 per share.

INTERLOOP COLOMBIA

         Interloop Colombia has an authorized and issued capital of CP$ 2,397,950,000 divided into 2,397,950 shares with a par value of CP$1.00 per share.

VELOCOM PERU

         VeloCom Peru has an authorized and issued capital of NS$2,700 divided into 2,700 unlimited equity interest with no par value.

VELOCOM VENEZUELA

         VeloCom Venezuela has an authorized and issued capital of B$4,000,000 divided into 2,000 shares with a par value of B$10,000.

ARGENTINA LLC

         Argentina LLC has one membership interest outstanding which was issued for US$100.

BOLIVIA LLC

         Bolivia LLC has one membership interest outstanding which was issued for US$100.

CHILE LLC

         Chile LLC has one membership interest outstanding which was issued for US$100.

COLOMBIA LLC

         Colombia LLC has one membership interest outstanding which was issued for US$100.

FORMUS LA

         Formus LA has one membership interest outstanding which was issued for US$100.

PERU LLC

         Peru LLC has one membership interest outstanding which was issued for US$100.

VENEZUELA LLC

         Venezuela LLC has one membership interest outstanding which was issued for US$100.

INTERATIVA

         Interativa has an authorized and issued capital of US$9,139,425 divided into 9,139,425 shares with a par value of $1.00 each, of which 9,139,425 shares are issued and outstanding, 4,112,741 of which are held by VeloCom Cayman Brasil Holdings, 4,112,741 of which are held by Bell Canada International Investments Limited and 913,943 of which are held by Qualcomm.

BRHS

         BRHS has an authorized and issued capital of R$1,232,855.22 divided into 547,000 ordinary shares with no par value.

BV LTDA

         BV Ltda has an authorized and issued capital of R$14,300,000 divided into 14,300,000 quotas of par value R$1.00 per share.

                                SCHEDULE 3.14(a)

                           SHARE OWNERSHIP OF COMPANY



VeloCom Capital Structure -
03/24/00


                                                                                   Total                         Total
                                                     Total        Series A       Series A       Series B       Series B
              Name                   Common         Common        Preferred      Preferred      Preferred      Preferred
              ----                   ------         ------        ---------      ---------      ---------      ---------


Telecom Partners II, L.P.               200,000                       855,556
                                      1,300,000                     2,811,111
                                                                    1,939,108                       833,333
Telecom Partners III, L.P.                                                                        3,333,333
                                                     1,500,000                     5,605,775                     4,166,666
Centennial Fund V, L.P.                 932,600                       652,820
                                                                    2,144,980
                                                                    1,388,831                       250,000
Centennial Fund VI, L.P.                                                                          1,244,319
Centennial Entrepreneurs Fund            28,940                        20,260
V, L.P.
                                                                       66,560
                                                                       43,098
Centennial Entrepreneurs Fund                                                                        32,745
VI, L.P.
Centennial Holdings I, L.L.C.            38,460                        26,920                        36,506
                                                                       88,460
                                                                       57,275
Centennial Strategic Partners                                                                        65,490
VI, L.P.
                                                     1,000,000                     4,489,204                     1,629,060

VeloCom Capital Structure -
03/24/00

                                                                    Fully
                                                                   Diluted          %
              Name                   Options       Warrants       Ownership     Ownership
              ----                  --------       --------       ---------     ---------

Telecom Partners II, L.P.
Telecom Partners III, L.P.
                                                                 11,272,441       16.0000%
Centennial Fund V, L.P.
Centennial Fund VI, L.P.
Centennial Entrepreneurs Fund
V, L.P.
Centennial Entrepreneurs Fund
VI, L.P.
Centennial Holdings I, L.L.C.
Centennial Strategic Partners
VI, L.P.
                                                                  7,118,264       10.1036%

VeloCom Capital Structure -
03/24/00

                                                                                   Total                         Total
                                                     Total        Series A       Series A       Series B       Series B
              Name                   Common         Common        Preferred      Preferred      Preferred      Preferred
              ----                   ------         ------        ---------      ---------      ---------      ---------
Crescendo World Fund, L.L.C.            477,150                       742,234
Crescendo III, L.P.                                                   457,649                       159,050
                                                                    2,555,555                     1,190,115
                                                                      959,128
Eagle Ventures WF, L.L.C.                22,850                        35,544
                                                                       21,916                         7,617
Crescendo III                                                                                        24,539
Crescendo III Executive Fund,                                                                        35,347
L.P.
                                                       500,000                     4,772,026                     1,416,668
SLI Wireless S.A.                     4,330,709                     7,840,000                     2,416,667
                                                     4,330,709                     7,840,000                     2,416,667
Formus Communications - Latin         1,574,803                     7,866,333                       933,333
America Holdings, LLC
                                                     1,574,803                     7,866,333                       933,333
Janco Capital, L.P.                                                                                  41,667
                                                                                                                    41,667
Brad Peery Capital, L.P.                                                                             25,850
Brad Peery Capital Ventures,                                                                         21,900
L.P.
Brad Peery Capital International                                                                     16,900
Brad Peery Capital, Inc.                                                                              2,050
                                                                                                                    66,700
Mellon Ventures II, L.P.                                                                          1,666,667
                                                                                                                 1,666,667
Taquari Participacoes S.A.            1,035,064
Black Coral Enterprises Inc.            638,164
                                                     1,673,228                            --                            --
C. James Frank                            5,000                         1,862
                                         14,805
                                                        19,805                         1,862                            --

VeloCom Capital Structure -
03/24/00

                                                                    Fully
                                                                   Diluted          %
              Name                   Options       Warrants       Ownership     Ownership
              ----                   -------       --------       ---------     ---------
Crescendo World Fund, L.L.C.
Crescendo III, L.P.
Eagle Ventures WF, L.L.C.
Crescendo III
Crescendo III Executive Fund,
L.P.
                                                                    6,688,694        9.4939%
SLI Wireless S.A.
                                                                   14,587,376       20.7052%
Formus Communications - Latin
America Holdings, LLC
                                                                   10,374,469       14.7254%
Janco Capital, L.P.
                                                                       41,667        0.0591%
Brad Peery Capital, L.P.
Brad Peery Capital Ventures,
L.P.
Brad Peery Capital International
Brad Peery Capital, Inc.
                                                                       66,700        0.0947%
Mellon Ventures II, L.P.
                                                                    1,666,667        2.3657%
Taquari Participacoes S.A.
Black Coral Enterprises Inc.
                                                                    1,673,228        2.3750%
C. James Frank
                                                                       21,667        0.0308%


VeloCom Capital Structure -
03/24/00


                                                                                      Total                         Total
                                                        Total        Series A       Series A       Series B       Series B
              Name                      Common         Common        Preferred      Preferred      Preferred      Preferred
              ----                      ------         -------       ---------      ---------      ---------      ----------
Sean White                                1,666
                                                         1,666                            --                            --
Francis McInerny                          1,667
                                                         1,667                            --                            --
North River Ventures, Inc.                5,000
Pension Plan
                                                         5,000                            --                            --
Michael Lisogurski                       24,000
                                                        24,000                            --                            --

Clarence Endy                             1,000
                                                         1,000                            --                            --
BankAmerica Investment                                                                            2,916,667
Corporation*
                                                            --                            --                     2,916,667
Qualcomm Incorporated                                                                             1,250,000

                                                            --                            --                     1,250,000
Chestnut Hill VeloCom, LLC                                                                        1,725,000

                                                            --                            --                     1,725,000
Dolphin Communications Fund, LP                                                                     293,140

Dolphin Communications Parallel                                                                     123,527
Fund
                                                            --                            --                       416,667
First Union Merchant Banking                                                                      1,595,489
1999
                                                            --                            --                     1,595,489
Toronto Dominion Investments,                                                                       583,333
Inc.
TD Securities (USA), Inc.                                                                            25,000
                                                            --                            --                       608,333


VeloCom Capital Structure -
03/24/00
                                                                     Fully
                                                                    Diluted          %
              Name                    Options       Warrants       Ownership     Ownership
              ----                    -------       --------       ----------    ---------
Sean White
                                                                         1,666        0.0024%
Francis McInerny
                                                                         1,667        0.0024%
North River Ventures, Inc.
Pension Plan
                                                                         5,000        0.0071%
Michael Lisogurski
                                                                        24,000        0.0341%
Clarence Endy

                                                                         1,000        0.0014%
BankAmerica Investment
Corporation*
                                                                     2,916,667        4.1399%
Qualcomm Incorporated
                                                                     1,250,000        1.7742%
Chestnut Hill VeloCom, LLC
                                                                     1,725,000        2.4485%
Dolphin Communications Fund, LP
Dolphin Communications Parallel
Fund
                                                                       416,667        0.5914%
First Union Merchant Banking
1999
                                                                     1,595,489        2.2646%
Toronto Dominion Investments,
Inc.
TD Securities (USA), Inc.
                                                                       608,333        0.8635%


VeloCom Capital Structure -
03/24/00

                                                                                   Total                         Total
                                                     Total        Series A       Series A       Series B       Series B
              Name                   Common         Common        Preferred      Preferred      Preferred      Preferred
              ----                   ------         ------        ---------      ---------      ----------     ---------
CRI Media Partners, L.P.                                                                          13,333
CRI Media Partners II, L.P.                                                                       53,333
                                                            --                         --                        66,666
Northwood Ventures LLC                                                                           125,000
                                                            --                         --                       125,000
Aleks Acimovic                                                                                     8,333
                                                            --                         --                         8,333
Orlin R. Jacobson                                                                                  5,000
                                                            --                         --                         5,000
Ravi Mhatre                                                                                        6,250
                                                            --                         --                         6,250
Intel Corporation                                                                                833,333
                                                            --                         --                       833,333
DIRECTORS, EMPLOYEES AND OPTIONS                       651,948                    131,133                       209,999

* INCLUDES SERIES B AND B-1

                           TOTAL     10,631,878     11,283,826     30,575,200  30,706,333     21,894,166     22,104,165

                                                                   Fully
                                                                  Diluted          %
              Name                  Options       Warrants       Ownership     Ownership
              ----                  --------      --------       ---------     --------
CRI Media Partners, L.P.
CRI Media Partners II, L.P.
                                                                      66,666        0.0946%
Northwood Ventures LLC
                                                                     125,000        0.1774%
Aleks Acimovic
                                                                       8,333        0.0118%
Orlin R. Jacobson
Ravi Mhatre
                                                                       6,250        0.0089%
Intel Corporation
                                                      125,000        958,333        1.3603%
DIRECTORS, EMPLOYEES AND OPTIONS     6,233,333                     7,226,413       10.2571%
* INCLUDES SERIES B AND B-1
                           TOTAL     6,233,333        125,000     70,452,657      100.0000%

                                SCHEDULE 3.14(b)

              AGREEMENTS RELATING TO EQUITY INTERESTS IN COMPANIES

VELOCOM

         1. Option Agreement dated as of January 15, 1999 among the Company, Bell Canada International Inc., Taquari, SLI, Qualcomm, and BID S.A.

         2. Subscription Agreement between Formus and the Company dated August 20, 1999.

         3. Subscription Agreement between SLI and the Company dated August 20, 1999.

         4. Subscription Agreement between Taquari and the Company dated August 20, 1999.

         5. Amended and Restated Investors Agreement dated as of September 27, 1999 between the Company and its principal stockholders.

         6. Consent and Agreement dated September 22, 1999 between BCI, SLI, Qualcomm, Vicunha and the Company.

         7. Equity Subscription Agreements between the Company and each of Nicolas Kauser, David Leonard, R. Dwayne House, REINCO Corp., Michael
         S. Quinn, C. James Frank, Michael Lisogurski, North River Ventures, Inc. Pension Plan, Francis McInerney, Clarence Endy, Brad Johnson, Sean White, Bernard Schotters, David Leonard, Barry Rowan and David Tomizuka.

         8. Joinder Agreements between the Company and each of R. Dwayne House, REINCO Corp., Nicolas Kauser, Michael S. Quinn, Clarence Endy, David Tomizuka, Brad Johnson and Barry Rowan.

         9. Series A Preferred Stock Purchase Agreement dated as of January 26, 1999 between the Company, Telecom, Centennial and Crescendo.

         10. Second Series A Preferred Stock Purchase Agreement dated as of May 7, 1999 between the Company, Telecom, Crescendo, Centennial, David J. Leonard, Gregory P. Sadler, Fred A. Vierra, Robert McKenzie, C. James Frank, R. Dwayne House and Nicolas Kauser.

         11. Employment Letters between the Company and each of David Leonard, Charles Schneider, Derek Koecher, Henry Peraza, Michael Casullo, Lisa Gamel, Patricia Reichman, R. Dwayne House, John Gowen, Michael Quinn, Barry Rowan, Antonio Salles, Steve Dougherty, Greg Sadler, Julia Hughes, Nicolas Kauser, Brad Johnson, Diego Rodriguez, Guillermo ("Willie") Ramirez, Mark

         Johnson, Dave Tomizuka, Phillip Shoemaker, Anne Doris, Julie Garcia, and Wendy Shantz, Billi McCullough, Zachary Frisch and Cristiano Amon.

         12. Stock Option Agreements between the Company and each of David Leonard, Nicolas Kauser, Clarence Endy, Barry Rowan, John Gowen, Michael Quinn, Greg Sadler, R. Dwayne House, Michael Casullo, Derek Koecher, Patricia Reichman, Julia Hughes, Lisa Gamel, Brad Johnson, Charles Schneider, Henry Peraza, Fred Vierra, Bernard Schotters, Steve Dougherty, Antonio Salles, David Tomizuka, Mario Janovich, Luis Gonzalez Lanuza, Bob McKenzie, Wendy Shantz, Anne Doris, Mark Johnson, Guillermo ("Willie") Ramirez, Diego Rodriguez, Phillip Shoemaker, Julie Garcia, Cristiano Amon and Billi McCullough.

         13. Equity Investment Agreement dated October 21, 1999 between the Company and certain of its stockholders.

         14. Purchase Agreement dated December 6, 1999 between the Company and the investors set forth therein.

         15. Follow on Series B/B-1 Preferred Stock Purchase Agreement dated January 7, 2000.

         16. Amendment No. 1 dated January 7, 2000 to Series B Preferred Stock Purchase Agreement dated December 6, 1999.

         17. Supplemental Series B Preferred Stock Purchase Agreement dated January 8, 2000 between VeloCom Inc. and Intel Corporation.

         18. Warrant to Purchase 125,000 shares of VeloCom Common Stock issued to Intel Corporation on February 4, 2000.

VELOCOM BRASIL


         1. Option Agreement dated as of February 4, 1999 by and between Bell Canada International (Brazil Telecom I) Limited and VeloCom Brasil.

         2. Agreement dated as of February 4, 1999 by and between VeloCom Brasil and QUALCOMM do Brasil S.A.

BRASIL HOLDINGS

         1. Option Agreement dated as of July 30, 1999 by and between Bell Canada International (Vesper S.P.) Limited and Brasil Holdings.

         2. Amended and Restated Shareholders Agreement dated as of December 23, 1999 between the shareholders of Vesper Sao Paulo Holding.

         3. Amended and Restated Shareholders Agreement dated as of December 23, 1999 between the shareholders of Vesper Holding.

VESPER HOLDING

         1. Amended and Restated Shareholders Agreement dated as of December 23, 1999 between the shareholders of Vesper Holding.

VESPER SAO PAULO HOLDING

         1. Amended and Restated Shareholders Agreement dated as of December 23, 1999 between the shareholders of Vesper Sao Paulo Holdings.

ARGENTINA LLC

         1. Oral agreement with Alfredo Iribarren for 1% of Argentina LLC's interest in TMC at such time that a liquidity event occurs.

COLOMBIA LLC

         1. Consulting Agreement between Colombia LLC and Jacobsen Consulting dated January 27, 1999.

INTERATIVA

         1. Shareholders Agreement dated March 22, 2000 between Brasil Holdings, Qualcomm Brasil, Bell Canada International Investments Limited and Interativa.

                                  SCHEDULE 3.18

                                    LICENSES

VESPER

         1. Termo de Autorizacao do Servico Telefonico Fixo Comutado, Modalidade Local, Que Entre Si Celebram A Agencia Nacional de Telecomunicacoes - ANATEL e Vesper.)

         2. Termo de Autorizacao do Servico Telefonico Fixo Comutado, Modalidade Longa Distancia Nacional de Ambito Intra-Regional, Que Entre Si Celebram A Agencia Nacional de Telecomunicacoes - ANATEL e Vesper.

         3. License for Packet Switched Network Services issued by Anatel on September 23, 1999.

         4. License for Circuit Switched Network Services issued by Anatel on September 23, 1999.

         5. License for Dedicated Line Services issued by Anatel on September 23, 1999.

         6. License for Special Services of Audio and Video Signal issued by Anatel on September 23, 1999.

         7. License for Retransmission issued by Anatel on September 23, 1999.

VESPER S.P.

         1. Termo de Autorizacao do Servico Telefonico Fixo Comutado, Modalidade Local, Que Entre Si Celebram A Agencia Nacional de Telecomunicacoes - ANATEL e Vesper S.P..

         2. Termo de Autorizacao do Servico Telefonico Fixo Comutado, Modalidade Longa Distancia Nacional de Ambito Intra-Regional, Que Entre Si Celebram A Agencia Nacional de Telecomunicacoes - ANATEL e Vesper S.P.

         3. License for Packet Switched Network Services issued by Anatel on September 23, 1999.

         4. License for Circuit Switched Network Services issued by Anatel on September 23, 1999.

         5. License for Dedicated Line Services issued by Anatel on September 23, 1999.

         6. License for Special Services of Audio and Video Signal issued by Anatel on September 23, 1999.

         7. License for Retransmission issued by Anatel on September 23, 1999.

VELOCOM ARGENTINA

         TELELATINA S.A.

         1. By Resolution 2617SC/97 issued by the Secretary of Communications on September 4, 1997, Telelatina was granted a license to provide Value Added Services, Data Transmission Services and Videoconferencing services nationwide.

         2. By Resolution 3064SC/97, issued by the Secretary of Communications on October 15, 1997, Telelatina was granted an authorization to use the frequency bandwidth from 3,450 Mhz to 3,475 Mhz. and from 3,550 Mhz. to 3,575 Mhz. The use of these frequencies is governed by Resolution 2879SC/97 as amended by 869SC/98.

Telelatina has applied for modifications to the build out schedule under its licenses due to the fact that certain of the equipment to be used by it is still in the testing phase. The Company expects that each of these requests for modification will be granted.


         SMARTEL S.A.

         1. By Resolution 1130SC/98 issued by the Secretary of Communications on May 7, 1998, Smartel was granted a license to provide Value Added Services, Data Transmission Services, Broadcasting signals carriage services and Videoconferencing services.

         2. By Resolution 1247SC/98, issued by the Secretary of Communications on May 22, 1998, Smartel was granted an authorization to use on a precarious basis, for the AMBA (which area comprises the City of Buenos Aires and certain locations nearby), Rosario, Cordoba and Mendoza the frequency bandwidth from 26,850 Ghz to 27,350 Ghz. and from 31,075 Ghz. to 31,150 Ghz. The use of these frequencies is governed by Resolution 869SC/98, as amended.

Smartel has applied for modifications to the build out schedule under its licenses due to the fact that certain of the equipment to be used by it is still in the testing phase. The Company expects that each of these requests for modification will be granted.

         FORMUS S.A.

         Bands: E Band which totals 575 MHz and consists of the following frequencies: 25.85 to 26.35 GHz and 29.175 to 29.25 GHz (awarded November 1998). This spectrum assignment may initially be used only in the following cities: AMBA (Area Multiple Buenos Aires), La Plata and Cordoba. Services: Data transmission, value added and videoconferencing (awarded September and November 1998).

Formus Argentina has applied for modifications to the build out schedule under its licenses due to the fact that certain of the equipment to be used by it is still in the testing phase. The Company expects that each of these requests for modification will be granted.

VELOCOM COLOMBIA

         Bands: 300 MHz at 38 GHz; channels 13, 14, 17 (awarded November 1998). The license fees for the 38 GHz spectrum license has been increased from approximately US$222,000 to approximately US$534,000. This increase is effective for the year 2000 payment due January 2000.

         Services: Local carrier and value added (awarded August 1998 and May
         1999)

VELOCOM PERU

         Bands: 400 MHz at 38 GHz; channels 1-4 (awarded May 1999).

         Services: Local carrier and value added (awarded April 1999).

INTERLOOP COLOMBIA

         1. License to provide Basic Commuted Telephone Service in Colombia. Such license was granted by Resolution 4262 issued on 9/23/97, expiring on 12/23/2007, the scope of this license shall be for the territory of Santa Fe de Bogota, DC (Departamento de Curdinamarca), Cali (Departamento de Valle del Cauca), Medellin (Departamento de Antioquia), Barranquilla (Departamento de Atlantico), Bucaramanga (Departamento de Santander), Cartagena (Departamento de Bolivar), Santa Marta (Departamento de Magdalena), Pereira (Departamento de Risaralda), Cucuta (Departamento del Norte de Santander) y Villavicencio (Departamento del Meta);

         2. License to provide Value Added Services, Telematics services, and the constitution of an Associate Value Added Services Network, which was granted by Resolucion 4472 issued on 10/10/97 expiring on 10/10/2007.

         3. Interloop Colombia was authorized to use the radioelectric spectrum as per Resolution 5195 issued on 29/12/97. By Resolution 106 of 1999, Interloop was authorized to use exclusively bands 23 y 3.4 Ghz within the cities where it had been awarded with a License until 9/22/2007.

Interloop Colombia is not in compliance with certain of its build out obligations and may face fines or revocation of its license.

ODECAR S.A.

Odecar S.A. was assigned, on December 14, 1999, per Resolution No. 404.99 of the Direccion Nacional de Comunicaciones of Uruguay, the radioelectric sub-blocks
24.600 GHz - 24.850 GHz in Montevideo and 25,100 GHz - 25.350 GHZ, 25.600 GHZ -
25.850 GHz and 26.100 GHz - 26.350 GHz in Maldonado for use in providing commercial data transmission service.

                                  SCHEDULE 3.20

                                   LIABILITIES

               PLEASE SEE SCHEDULE 3.18 FOR POTENTIAL LIABILITIES
                  UNDER CERTAIN LICENSES HELD BY THE COMPANIES.

THE COMPANY

         The Company has posted a US$1 million guarantee in respect of a license bid in Uruguay which will be replaced by a US$300,000 performance bond.

VESPER

         1. Liabilities under cell site and switch site leases entered into by Vesper.

         2. Vesper has guaranteed the residential leases of the following employees of Vesper:

                  (a)      William Dunbar
                  (b)      Luis Gentil
                  (c)      Norman Gaudreau
                  (d)      Jim Greenlaw
                  (e)      Paul Newman
                  (f)      Pamela Goossen
                  (g)      Timothy Quinn
                  (h)      Francisco Neves Filho
                  (i)      Jean Provencher
                  (j)      Jacques Despars
                  (k)      Charles Laflamme
                  (l)      Edmund del Sol
                  (m)      Sebastian Poisson
                  (n)      Yuan Ringuetti

         3. Capitalized Leases pursuant to that certain Leasing Agreement with IBM Brasil Leasing Arrendamento Mercantil S.A. in the total amount of $1,800,000.

         4. Debt incurred pursuant to that certain loan facility agreement between Vesper S.A. and Nortel dated as of October 25, 1999.

         5. Debt incurred pursuant to note purchase agreements dated December 16, 1999 between Vesper S.A. and Ericsson Telecomunicacoes S.A., Nortel and Harris Corporation Networks.

         6. Debt incurred pursuant to Motorola and Lucky Goldstar CPE Supply Agreements and related vendor financing.

VESPER HOLDINGS

         1. Guaranty of Indebtedness of Vesper set forth in number 5 above.

VESPER S.P.

         1. Liabilities under cell site and switch site leases entered into by Vesper S.P.

         2. Vesper S.P. has guaranteed the residential leases of the following employees of Vesper S.P.:

                  (a)      Norman Taylor
                  (b)      Giles Leclerc
                  (c)      Roland L'Esperance
                  (d)      Claude Page
                  (e)      Monique Baril
                  (f)      Francois Levesque
                  (g)      Robin Constantin
                  (h)      Rene Quenneville
                  (i)      Roger Croteau
                  (j)      Francois Cote
                  (k)      Glenda Mailloux
                  (l)      Denis Dion
                  (m)      Keith Knox

         3. Bridge loan facility by Lucent to Vesper S.P. under the Equipment Supply Agreement dated September 27, 1999.

         4. Debt Pursuant to Credit Agreement dated December 27, 1999.

         5. Debt incurred pursuant to Motorola and Luck Goldstar CPE Supply Agreements and related vendor financing.

VESPER SAO PAULO HOLDING

         1. Guaranty of Indebtedness of Vesper S.P. set forth in number 4 above.

TMC

         1. Pursuant to the Lease Contract, dated March 12, 1999 between Eduardo Manuel Stigol (Lessor) and Rigoberto Almeida Costa (Lessee). Guarantee for three months of rent payments by TMC of Mr. Costa's residential lease in Buenos Aires, Argentina.

         2. Liabilities under cell site and switch site leases entered into by TMC.

VELOCOM ARGENTINA

         1. VeloCom Argentina has agreed to pay the residential lease for Derek Koecher.



Each of the Companies has obligations under the contracts set forth on Schedule 3.8.

                                SCHEDULE 3.22(a)

                        COLLECTIVE BARGAINING AGREEMENTS
                 OR EMPLOYMENT AGREEMENTS NOT TERMINABLE AT WILL


VESPER

         As of the date hereof, there exists no agreement between Vesper and any union. However, Vesper will need to enter into a collective beginning agreement with the union of telecommunication workers.

VESPER S.P.

         As of the date hereof, there exists no agreement between Vesper S.P. and any union. However, Vesper S.P. will need to enter into a collective beginning agreement with the union of telecommunication workers.

BRHS

         As of the date hereof, there exists no agreement between BRHS and any union. However, as a data processing type of company, BRHS is subject to the terms of the Collective Bargaining Convention of the Data Processing, Information Technology and Similar Companies' Union of the State of Minas Gerais - SINDADOS/MG and the Data Processing Companies' Association of the State of Minas Gerais - SINDINFOR.

TMC

         1. Collective Bargaining Agreements: TMC is not currently making payments according to any collective bargaining agreement, but there is a risk that certain of its employees be deemed to be included under the following collective bargaining agreements:

                  (i) Collective Bargaining Agreement for Commercial Employees ("CBACE") Nbr. 130/7.

                  (ii) FOEESITRA (Federacion de Obreros, Especialistas y Empleados de los Servicios e Industria de las Telecomunicaciones de la Republica Argentina).

                  (iii) Traveling Salesman Collective Bargaining Agreement for traveling salesmen, Nbr. 308/75.

         No dispute, arbitration, litigation or breach exists under any collective bargaining agreement.

TMC Employment Agreements which are not terminable at will without making severance payments:


                  -----------------------------------------------------------------------
                   N(0)                        LAST NAME_NAME                   JOINING
                  -----------------------------------------------------------------------
                  -----------------------------------------------------------------------
                           1 Alvarez, Jose Luis                                  15/3/99
                  -----------------------------------------------------------------------
                           2 Angel Juan Carlos                                    1/3/00
                  -----------------------------------------------------------------------
                           3 Arce Walter                                         24/5/99
                  -----------------------------------------------------------------------
                           4 Battini Ariel                                       13/3/00
                  -----------------------------------------------------------------------
                           5 Berra Marenco Emilio                                 1/3/00
                  -----------------------------------------------------------------------
                           6 Bertola Marcelo                                      1/7/99
                  -----------------------------------------------------------------------
                           7 Blauzwirn Pablo E.                                   8/2/99
                  -----------------------------------------------------------------------
                           8 Bossio Rafael                                       24/5/99
                  -----------------------------------------------------------------------
                           9 Boulay Marcelo Roberto                              15/2/00
                  -----------------------------------------------------------------------
                          10 Bran Pablo                                          10/3/00
                  -----------------------------------------------------------------------
                          11 Bravo Ricardo                                       1/11/98
                  -----------------------------------------------------------------------
                          12 Burgueno Juan Manuel                                 1/3/99
                  -----------------------------------------------------------------------
                          13 Caffaro Kramer Rodolfo                               1/2/00
                  -----------------------------------------------------------------------
                          14 Cambas Maximiliano                                   1/3/00
                  -----------------------------------------------------------------------
                          15 Campese Natalia Mara                                14/2/00
                  -----------------------------------------------------------------------
                          16 Campora Maximiliano                                 15/3/00
                  -----------------------------------------------------------------------
                          17 Carbone Lorena                                       4/1/99
                  -----------------------------------------------------------------------
                          18 Cazenave Luciana                                    12/4/99
                  -----------------------------------------------------------------------
                          19 Cengia Bevilaqua Alejandro                           1/3/00
                  -----------------------------------------------------------------------
                          20 Cocimano Daniel                                     11/6/99
                  -----------------------------------------------------------------------
                          21 Contsomanolaki Alejandro                             5/7/99
                  -----------------------------------------------------------------------
                          22 Cristallo Alejandra                                  4/1/99
                  -----------------------------------------------------------------------
                          23 Cuesta Fernando Anibal                               5/5/99
                  -----------------------------------------------------------------------
                          24 de Luque Mariano Javier                              1/8/98
                  -----------------------------------------------------------------------
                          25 Di Lello Roberto                                    13/3/00
                  -----------------------------------------------------------------------
                          26 Engel Valeria                                        1/3/00
                  -----------------------------------------------------------------------
                          27 Escala Nestor                                        3/5/99
                  -----------------------------------------------------------------------
                          28 Esperon Jose Luis                                   10/5/99
                  -----------------------------------------------------------------------
                          29 Fara Mariela                                         2/3/00
                  -----------------------------------------------------------------------
                          30 Fernandez Maria Jose                                12/5/99
                  -----------------------------------------------------------------------
                          31 Fourcade Edgardo                                    22/6/99
                  -----------------------------------------------------------------------
                          32 Fryd Andres                                          1/3/00
                  -----------------------------------------------------------------------
                          33 Garcia Ezequiel                                      1/3/00
                  -----------------------------------------------------------------------
                          34 Garcia Jose                                          9/6/99
                  -----------------------------------------------------------------------
                          35 Garcias Natalia                                     12/4/99
                  -----------------------------------------------------------------------
                          36 Gatti Leandro                                       14/3/00
                  -----------------------------------------------------------------------
                          37 Gerardi Maximiliano                                  1/7/99
                  -----------------------------------------------------------------------

                  -----------------------------------------------------------------------
                          38 Gorini Fernando                                      7/6/99
                  -----------------------------------------------------------------------
                          39 Granja Anabella                                      1/2/98
                  -----------------------------------------------------------------------
                          40 Gurevich Pablo                                       1/3/00
                  -----------------------------------------------------------------------
                          41 Guzman Luis                                         21/2/00
                  -----------------------------------------------------------------------
                          42 Horvat, Jacobo                                       3/5/99
                  -----------------------------------------------------------------------
                          43 Iglesias Sergio                                      1/9/98
                  -----------------------------------------------------------------------
                          44 Igounet Maria                                        1/4/99
                  -----------------------------------------------------------------------
                          45 Iurcovich Patricia                                   4/1/99
                  -----------------------------------------------------------------------
                          46 Janczuk Juan Carlos                                  1/4/99
                  -----------------------------------------------------------------------
                          47 Jovenich Victor Augusto                              3/5/99
                  -----------------------------------------------------------------------
                          48 Kraefft Mariano                                      1/6/99
                  -----------------------------------------------------------------------
                          49 L' Avena Teresa Haydee                              19/4/99
                  -----------------------------------------------------------------------
                          50 Landea Pablo                                        13/3/00
                  -----------------------------------------------------------------------
                          51 Lecaroz Fernanda                                     1/3/00
                  -----------------------------------------------------------------------
                          52 Liberman Carla                                       1/3/00
                  -----------------------------------------------------------------------
                          53 Lisjak Ariel                                        26/7/99
                  -----------------------------------------------------------------------
                          54 Lopez Ignacio Ruben                                  9/8/99
                  -----------------------------------------------------------------------
                          55 Lucero Carlos Mauricio                              21/2/00
                  -----------------------------------------------------------------------
                          56 Melero Roberto E.                                    3/5/99
                  -----------------------------------------------------------------------
                          57 Mendez Guerin Nicolas                              23/11/99
                  -----------------------------------------------------------------------
                          58 Micale Jorge                                        17/1/00
                  -----------------------------------------------------------------------
                          59 Mielke Cristian                                     13/3/00
                  -----------------------------------------------------------------------
                          60 Moix Roman Angel                                    12/4/99
                  -----------------------------------------------------------------------
                          61 Mollo Freytaz Carlos                                1/12/98
                  -----------------------------------------------------------------------
                          62 Morey Gustavo                                        1/6/99
                  -----------------------------------------------------------------------
                          63 Munoz Pablo Gabriel                                 24/2/00
                  -----------------------------------------------------------------------
                          64 Musumeci Sergio                                      1/6/99
                  -----------------------------------------------------------------------
                          65 Nirich Ivonne                                        1/3/00
                  -----------------------------------------------------------------------
                          66 Nuguer Ezequiel                                      1/3/00
                  -----------------------------------------------------------------------
                          67 Nuguer Karina                                        1/6/99
                  -----------------------------------------------------------------------
                          68 Olaechea Fabio                                       6/3/00
                  -----------------------------------------------------------------------
                          69 Panduro Angel                                       14/3/00
                  -----------------------------------------------------------------------
                          70 Pelizza Luis Jorge                                   1/4/99
                  -----------------------------------------------------------------------
                          71 Perez Mango Luciano                                  1/3/00
                  -----------------------------------------------------------------------
                          72 Pompa Natalia                                        8/3/00
                  -----------------------------------------------------------------------
                          73 Pomponio Myriam                                      1/3/00
                  -----------------------------------------------------------------------
                          74 Ponce Maria Sandra                                  1/11/98
                  -----------------------------------------------------------------------
                          75 Quinones Maria Soledad                               1/3/00
                  -----------------------------------------------------------------------
                          76 Raffa Jorge                                          1/3/00
                  -----------------------------------------------------------------------
                          77 Reinhardt Pablo                                      1/3/00
                  -----------------------------------------------------------------------
                          78 Resta Horacio                                        1/3/00
                  -----------------------------------------------------------------------
                          79 Ricke William                                       1/12/99
                  -----------------------------------------------------------------------
                          80 Rodriguez Christian Ariel                           16/2/00
                  -----------------------------------------------------------------------
                          81 Rodriguez Gesto Javier                               2/3/00
                  -----------------------------------------------------------------------

                  -----------------------------------------------------------------------
                          82 Romeo Mariano                                        5/7/99
                  -----------------------------------------------------------------------
                          83 Rubin Ubaldo                                         4/1/99
                  -----------------------------------------------------------------------
                          84 Ruiz Maria Alejandra                                1/12/98
                  -----------------------------------------------------------------------
                          85 Salas Grabole Gustavo                                1/4/99
                  -----------------------------------------------------------------------
                          86 Sawon Ricardo                                       10/5/99
                  -----------------------------------------------------------------------
                          87 Sonzogni Novo Jorge                                 13/3/00
                  -----------------------------------------------------------------------
                          88 Stallocca Amalia Mabel                               1/2/99
                  -----------------------------------------------------------------------
                          89 Stavridis Guillermo                                  1/3/00
                  -----------------------------------------------------------------------
                          90 Tibaldo Mauricio E.                                  1/6/99
                  -----------------------------------------------------------------------
                          91 Torchiana Eliana                                     2/3/00
                  -----------------------------------------------------------------------
                          92 Torres Julio                                        17/6/99
                  -----------------------------------------------------------------------
                          93 Torriglia Alejandro                                 18/1/00
                  -----------------------------------------------------------------------
                          94 Udry Juan Pablo                                      1/3/00
                  -----------------------------------------------------------------------
                          95 Venenati Mariano                                     1/7/99
                  -----------------------------------------------------------------------
                          96 Villalba Eduardo H.                                 12/4/99
                  -----------------------------------------------------------------------
                          97 Villeco Diego                                        1/4/99
                  -----------------------------------------------------------------------
                          98 Zaidel Alejandro                                     1/6/99
                  -----------------------------------------------------------------------
                          99 Zayat, Gonzalo Manuel                                7/6/99
                  -----------------------------------------------------------------------
                         100 Zelalia German                                       6/3/00
                  -----------------------------------------------------------------------
                         101 Zumarraga Juan Pablo                                 1/6/99
                  -----------------------------------------------------------------------


VELOCOM ARGENTINA

         VeloCom Argentina employment agreements which are not terminable at will without making severance payments:

         1. Rudolfo Pella

         2. Ana Guiqou

         In addition, this entity is responsible for social security "OSDE" benefits for these employees.

                                SCHEDULE 3.22(b)

                     EMPLOYEES AND DIRECTORS OF THE COMPANY

                                                                                                                          TERM OF
        EMPLOYEE                 POSITION                                               SALARY            BENEFITS      EMPLOYMENT*
        ---------------------------------------------------------------------------------------------------------------------------

        Fred Vierra              Chairman - Non-Employee                              $       0.00     $   3,600.00
        David Leonard            President & CEO                                      $ 325,000.00     $  90,000.00      At Will
        Nick Kauser              Acting Chief Technology Officer                      $ 120,000.00     $  36,000.00      At Will
        Barry Rowan              Chief Financial Officer                              $ 250,000.00     $  52,500.00      At Will
        John Gowen               Chief Business Development Officer                   $ 225,000.00     $  60,000.00      At Will
        Michael Quinn            Chief Corporate Development Officer                  $ 250,000.00     $  75,000.00      At Will
        Greg Sadler              VP Finance & Treasury                                $ 175,000.00     $  45,000.00      At Will
        Dwayne House             VP Operations                                        $ 175,000.00     $  45,000.00      At Will
        Mike Casullo             VP Information Technology                            $ 120,000.00     $  33,000.00      At Will
        Billi McCullough         General Counsel                                      $ 165,000.00     $  50,000.00      At Will
        Cristiano Amon           VP Technology                                        $ 162,500.00     $  50,000.00      At Will
        David Tomizuka           VP Internet Strategy & Business Development          $ 200,000.00     $  60,000.00      At Will
        Mark Johnson             VP IP Services                                       $ 110,000.00     $  33,000.00      At Will
        Ann Doris                VP Marketing & Communications                        $ 175,000.00     $  51,000.00      At Will
        Derek Koecher            Financial Analyst                                    $  96,525.00     $  19,500.00      At Will
        Patti Reichman           Controller & Director of Administration              $ 110,000.00     $  27,000.00      At Will
        Julia K. Hughes          Executive Assistant                                  $  50,000.00     $  13,500.00      At Will
        Lisa Gamel               Graphic Design Specialist                            $  36,400.00     $   9,900.00      At Will
        Wendy Shantz             Administrative Assistant                             $  40,000.00     $  12,000.00      At Will
                                 Receptionist/Admin Assist                            $  29,000.00     $   9,000.00      At Will
        Julie Garcia             Administrative Assistant                             $  35,000.00     $  12,000.00      At Will
        Brad Johnson             VP Development Southern Cone & Andean Region         $ 225,000.00     $  67,500.00      At Will

        Steve Dougherty          VP VeloCom do Brasil                                 $ 260,000.00     $  75,000.00      At Will
        Chuck Schneider          Director Planning & Reporting                        $ 117,500.00     $  45,000.00      At Will
        Zachary Frisch           Financial Analyst                                    $  35,000.00     $  10,500.00      At Will
        Henry Peraza             VP VeloCom do Brasil                                 $ 150,000.00     $  45,000.00      At Will
        Diego Rodriguez          Director of Transition Management - Andean Region    $ 120,000.00     $         --
        Phil Shoemaker           Director of Implementation and Deployment            $ 110,000.00     $  33,000.00
        Guillermo Ramirez        Senior Project Manager, VeloCom do Brasil            $  97,750.00     $  29,000.00

through Brazil and Argentina:
        Ana Guigou                         Argentina Admin                            $  19,500.00     $  10,500.00      At Will
        Cristina Diegues                   Secretary                                  $  25,677.00     $   3,000.00      At Will
        Naomi Periera                      Secretary                                  $  24,072.00     $  18,000.00      At Will
        Rodolfo Pella                      Argentine Engineer                         $ 101,000.00     $  19,500.00      At Will
        Antonio de Salles                  Operations Manager                         $ 123,891.00     $  36,000.00      At Will

                                  SCHEDULE 3.23

                             EMPLOYEE BENEFIT PLANS

VELOCOM

         1. VeloCom Stock Option Plan.

         2. VeloCom Death and Disability Plan.

         3. Vision Care Plan.

         4. Humana Medical PPO Plan.

         5. Reliant Life Insurance Plan.

         6. Delta Dental Plan.

VESPER

         Vesper executive compensation package.

VESPER S.P.

         Vesper S.P. executive compensation package.

TMC

         1. Insurance policy No. 1996 of Generali Argentina Compania de Seguros Patrimoniales regarding labor risk of employees.

         2. Tickets for buying at restaurants "Ticket Restaurant" ($ 10 per employee for each working day) and Tickets for buying other goods "Ticket Canasta" ($ 150 per employee, per month).

         3. Social security "OSDE", "Docthos", "OSECAC" and Accion Social de Empresarios for employees.

         4. Difference of price of social security (Argentine pesos 35 per month) in favor of Carlos Esteban Castro.

         5. Other benefits arising out of the labor agreements entered into by:
         (i) Rigoberto Almeida Costa, TMC and Fabio Adriano Gallinea, and (ii) William Ricke.

         6. TMC has agreed to institute a phantom stock option plan for senior management by year end. This stock option plan is subject to the approval of the Company's board of directors.

                                 SCHEDULE 3.24

                            RECORDKEEPING COMPLIANCE

                                      NONE